UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

AVITA MEDICAL, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

To the Security Holders of

AVITA MEDICAL, INC.

Re: 2022 Annual Meeting of Stockholders

Dear Security Holders,

You are cordially invited to attend AVITA Medical, Inc.’s (the “Company”) 2022 Annual Meeting of Stockholders which is being held on December 12, 2022, at 2:00 pm Pacific Standard Time (being December 13, 2022, at 9:00 am Australian Eastern Daylight Time).

The Company’s 2022 Annual Meeting is being held by way of a virtual meeting conducted via live webcast with an online voting platform at meetnow.global/MRZS45W.

All holders of the Company’s shares of common stock (“Common Stock”) and CHESS Depositary Interests (“CDIs”) are invited to attend the 2022 Annual Meeting virtually by visiting the online platform at meetnow.global/MRZS45W.

Holders of Common Stock will be able to vote their Common Stock via the online voting platform and submit questions. Holders of CDIs will not be able to vote during the Annual Meeting via the online voting platform but will be able to ask questions virtually. Holders of CDIs can, however, direct CHESS Depositary Nominees Pty Ltd (“CDN”) to vote the Common Stock underlying their CDIs. Further details regarding how holders of Common Stock and CDIs can vote are set out in this Proxy Statement.

The formal Notice of the Annual Meeting follows on the next page. Details regarding how to attend the meeting online and the business to be conducted at the Annual Meeting are more fully described in the accompanying Notice of Annual Meeting and Proxy Statement.

The Company hopes that all holders of the Company’s Common Stock and CDIs will be able to attend the Annual Meeting virtually. Whether or not you expect to virtually attend the Annual Meeting, you are urged to vote or submit your proxy card or CDI Voting Instruction Form as soon as possible after you have finished reading the Notice of Annual Meeting and Proxy Statement so that your shares of Common Stock (or shares of Common Stock underlying your CDIs) can be voted at the Annual Meeting in accordance with your instructions.

You may vote your shares of Common Stock (or direct CDN to vote for you if you hold your shares of Common Stock in the form of CDIs) by following the instructions on the enclosed proxy card or CDI Voting Instruction Form (as applicable). If you hold your shares of Common Stock through an account with a brokerage firm, bank, or other nominee, please follow the instructions you receive from them as to how to vote your shares of Common Stock.

Please vote, sign, and return the enclosed proxy card or CDI Voting Instruction Form (as applicable) as soon as possible, whether or not you plan to virtually attend the Annual Meeting. Your vote is important.

Sincerely yours,

/s/ Lou Panaccio
Lou Panaccio
Chairman of the Board

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON DECEMBER 12, 2022 AT 2:00 PM (PACIFIC STANDARD TIME) (BEING

DECEMBER 13, 2022 AT 9:00 AM (AUSTRALIAN EASTERN DAYLIGHT TIME (“AEDT”))

To the Stockholders of

AVITA MEDICAL, INC.

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of AVITA Medical, Inc. (the “Company”), a Delaware corporation, will be held on December 12, 2022, at 2:00 pm Pacific Standard Time (being December 13, 2022, at 9:00 am Australian Eastern Daylight Time (“AEDT”)), by way of a virtual meeting conducted via live webcast with an online voting platform at meetnow.global/MRZS45W for the following purposes:

1.	To elect five directors to serve for a one-year term or until their respective successors have been duly elected and qualified;

2.	To ratify the appointment of Grant Thornton LLP as the Company’s independent public accountants for the fiscal year ending December 31, 2022;

3.	To amend the Company’s Certificate of Incorporation and Amended and Restated Bylaws to reduce the quorum requirement for stockholder meetings;

4.

To approve the grant of restricted stock units to acquire shares of common stock of the Company (which may be represented by CDIs) equal in value to US$87,500 (at the time of the grant) and the grant of options to acquire shares of common stock of the Company (which may be represented by CDIs) equal in value to US$37,500 (at the time of the grant) to Mr. Louis Panaccio on the terms and conditions set out in this Proxy Statement, pursuant to and for the purposes of ASX Listing Rule 10.11;

5.

To approve the grant of restricted stock units to acquire shares of common stock of the Company (which may be represented by CDIs) equal in value to US$87,500 (at the time of the grant) and the grant of options to acquire shares of common stock of the Company (which may be represented by CDIs) equal in value to US$37,500 (at the time of the grant) to Professor Suzanne Crowe on the terms and conditions set out in this Proxy Statement, pursuant to and for the purposes of ASX Listing Rule 10.11;

6.

To approve the grant of restricted stock units to acquire shares of common stock of the Company (which may be represented by CDIs) equal in value to US$87,500 (at the time of the grant) and the grant of options to acquire shares of common stock of the Company (which may be represented by CDIs) equal in value to US$37,500 (at the time of the grant) to Mr. Jeremy Curnock Cook on the terms and conditions set out in this Proxy Statement, pursuant to and for the purposes of ASX Listing Rule 10.11;

7.

To approve the grant of restricted stock units to acquire shares of common stock of the Company (which may be represented by CDIs) equal in value to US$87,500 (at the time of the grant) and the grant of options to acquire shares of common stock of the Company (which may be represented by CDIs) equal in value to US$37,500 (at the time of the grant) to Ms. Jan Stern Reed on the terms and conditions set out in this Proxy Statement, pursuant to and for the purposes of ASX Listing Rule 10.11;

8.

To approve the grant of options to acquire shares of common stock of the Company (which may be represented by CDIs) equal in value to US$1,000,000 (at the time of the grant) to Mr. James Corbett on the terms and conditions set out in this Proxy Statement, pursuant to and for the purposes of ASX Listing Rule 10.11;

9.	Advisory vote to approve the compensation of the Company’s named executive officers; and

10.	To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

The Board of Directors has fixed 5:00 p.m. on October 19, 2022 (Pacific Daylight Time) (being 11:00 a.m. on October 20, 2022 (AEDT)) as the record date for the Annual Meeting and only record holders of shares of the Company’s common stock at that time will be entitled to receive notice of, and to electronically vote at, the Annual Meeting or any adjournment or adjournments thereof. Holders of CDIs of the Company at that time will be entitled to receive notice of, and to virtually attend (but not vote at), the Annual Meeting or any adjournment or adjournments thereof. This Proxy Statement and the accompanying proxy and CDI Voting Instruction Form will be mailed on or about October 25, 2022.

By Order of the Board of Directors,

/s/ Donna Shiroma
Donna Shiroma
General Counsel and Secretary

Valencia, CA October 18, 2022

IMPORTANT

THE 2022 ANNUAL MEETING WILL BE HELD BY WAY OF A VIRTUAL MEETING CONDUCTED VIA LIVE WEBCAST. IT IS REQUESTED THAT YOU INDICATE YOUR VOTE ON THE RESOLUTIONS INCLUDED ON THE ENCLOSED PROXY CARD OR CDI VOTING INSTRUCTION FORM (AS APPLICABLE) AND DATE, SIGN AND MAIL IT IN THE ENCLOSED SELF-ADDRESSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES (IN RELATION TO THE PROXY CARD) AND WHICH REQUIRES NO POSTAGE IF MAILED IN AUSTRALIA (IN RELATION TO THE CDI VOTING INSTRUCTION FORM). HOLDERS OF THE COMPANY’S COMMON STOCK MAY ALSO VOTE AT THE MEETING VIRTUALLY BY THE ONLINE VOTING PLATFORM. HOLDERS OF CDIS WILL NOT BE ABLE TO VOTE DURING THE ANNUAL MEETING VIA THE ONLINE VOTING PLATFORM, HOWEVER HOLDERS OF CDIS CAN DIRECT CHESS DEPOSITARY NOMINEES TO VOTE THE COMMON STOCK UNDERLYING THEIR CDIS AT THE ANNUAL MEETING BY COMPLETING THE CDI VOTING INSTRUCTION FORM.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE

STOCKHOLDER MEETING TO BE HELD ON DECEMBER 12, 2022, AT 2:00 PM (PACIFIC STANDARD TIME) (BEING DECEMBER 13, 2022, AT 9:00 AM (AEDT)): The Notice of Annual Meeting of Stockholders, Proxy Statement and the Annual Report to Stockholders are available on the following website: http://www.edocumentview.com/RCEL

AVITA MEDICAL, INC.

28159 Avenue Stanford, Suite 220

Valencia, CA 91355

PROXY STATEMENT

for

ANNUAL MEETING OF STOCKHOLDERS

to be held on December 12, 2022, at 2:00 pm (Pacific Standard Time)

(being December 13, 2022, at 9:00 am (Australian Eastern Daylight Time (“AEDT”))

SOLICITATION OF PROXY

The accompanying proxy is solicited on behalf of the board of directors (the “Board of Directors”) of AVITA Medical, Inc., a Delaware corporation (“AVITA” or the “Company”), for use at the annual meeting of stockholders of the Company (the “Annual Meeting”) to be held at 2:00 pm Pacific Standard Time on December 12, 2022 (being 9:00 am AEDT on December 13, 2022) by way of a virtual meeting conducted via live webcast with an online voting platform at meetnow.global/MRZS45. This Proxy Statement contains information about the matters to be considered at the meeting or any adjournments or postponements of the meeting. In addition to mail, proxies may be solicited by personal interview, telephone or telegraph by our officers and regular employees, without additional compensation. We will bear the cost of solicitation of proxies. Brokerage houses, banks and other custodians, nominees and fiduciaries will be reimbursed for out-of-pocket and reasonable expenses incurred in forwarding proxies and proxy statements.

As announced in December 2021, the Company changed its fiscal year from June 30 to December 31. As a result of this change, the Company reported a six-month Transition Period. The Transition Period is from July 1, 2021 to December 31, 2021. As a result of the change from fiscal year to calendar year, the proposals contained in the Annual Meeting will, where applicable, relate to the period ending December 31, 2022.

The Board of Directors has set 5:00 pm Pacific Daylight Time on October 19, 2022 (being 11:00 am AEDT on October 20 2022) as the record date (the “Record Date”) to determine those holders of record of Common Stock, par value US$0.0001, who are entitled to notice of, and to electronically vote at, the Annual Meeting and those holders of CHESS Depositary Interests (“CDIs”) (representing the underlying shares of Common Stock) who are entitled to notice of, and to virtually attend (but not vote at), the Annual Meeting. Each share of Common Stock (including the underlying shares of Common Stock represented by CDIs, with five CDIs representing one share of Common Stock) entitles its owner to one vote. On the Record Date, there were 25,030,902 shares of Common Stock outstanding (including the underlying shares of Common Stock represented by CDIs). On or about October 25, 2022, this Proxy Statement, the proxy card (the “Proxy Card” or “Proxy”) and the CDI Voting Instruction Form (as applicable) are being mailed to stockholders and CDI holders of record as of the Record Date.

IMPORTANT: To ensure that your shares of Common Stock are represented at the Annual Meeting, please vote your shares of Common Stock (or, for CDI holders, direct CHESS Depositary Nominees Pty Ltd (“CDN”) to vote your CDIs) via marking, signing, dating, and returning the enclosed Proxy Card or CDI Voting Instruction Form (as applicable) to the address specified. If you attend the virtual Annual Meeting, you may vote via the online platform at meetnow.global/MRZS45W- if you qualify to do so, even if you have previously voted your shares of Common Stock, except that CDI holders may only instruct CDN to vote on their behalf by completing and signing the CDI Voting Instruction Form and may not electronically vote during the virtual Annual Meeting.

ABOUT THE MEETING

What is being considered at the meeting?

You will be voting on the following:

•	Proposal 1: The election of five directors, each to serve until the next annual meeting;

•	Proposal 2: The ratification of the appointment of Grant Thornton LLP as our independent public accountants for the fiscal year ending December 31, 2022;

•	Proposal 3: To approve the amendment of the Company’s Certificate of Incorporation and Amended and Restated Bylaws to reduce the quorum requirement for stockholder meetings;

•

Proposal 4: To approve the grant of restricted stock units to acquire shares of common stock of the Company (which may be represented by CDIs) equal in value to US$87,500 (at the time of the grant) and the grant of options to acquire shares of common stock of the Company (which may be represented by CDIs) equal in value to US$37,500 (at the time of the grant) to Mr. Louis Panaccio on the terms and conditions set out in this Proxy Statement, pursuant to and for the purposes of ASX Listing Rule 10.11;

•

Proposal 5: To approve the grant of restricted stock units to acquire shares of common stock of the Company (which may be represented by CDIs) equal in value to US$87,500 (at the time of the grant) and the grant of options to acquire shares of common stock of the Company (which may be represented by CDIs) equal in value to US$37,500 (at the time of the grant) to Professor Suzanne Crowe on the terms and conditions set out in this Proxy Statement, pursuant to and for the purposes of ASX Listing Rule 10.11;

•

Proposal 6: To approve the grant of restricted stock units to acquire shares of common stock of the Company (which may be represented by CDIs) equal in value to US$87,500 (at the time of the grant) and the grant of options to acquire shares of common stock of the Company (which may be represented by CDIs) equal in value to US$37,500 (at the time of the grant) to Mr. Jeremy Curnock Cook on the terms and conditions set out in this Proxy Statement, pursuant to and for the purposes of ASX Listing Rule 10.11;

•

Proposal 7: To approve the grant of restricted stock units to acquire shares of common stock of the Company (which may be represented by CDIs) equal in value to US$87,500 (at the time of the grant) and the grant of options to acquire shares of common stock of the Company (which may be represented by CDIs) equal in value to US$37,500 (at the time of the grant) to Ms. Jan Stern Reed on the terms and conditions set out in this Proxy Statement, pursuant to and for the purposes of ASX Listing Rule 10.11; and

•

Proposal 8: To approve the grant of options to acquire shares of common stock of the Company (which may be represented by CDIs) equal in value to US$1,000,000 (at the time of grant) to Mr. James Corbett on the terms and conditions set out in this Proxy Statement, pursuant to and for the purposes of ASX Listing Rule 10.11; and

•	Proposal 9: Advisory vote to approve the compensation of the Company’s named executive officers.

Who is entitled to vote at the meeting?

You may vote if you owned Common Stock (including Common Stock represented by CDIs) on the Record Date. Each share of Common Stock is entitled to one vote. Each CDI holder is entitled to direct CDN to vote one vote for every five CDIs held by such holder on the Record Date.

What does it mean to be a holder of CDIs?

CDIs are issued by the Company through CDN and traded on the Australian Securities Exchange (the “ASX”). If you own the Company’s CDIs, then you are the beneficial owner of one share of Common Stock for every five CDIs that you own. CDN or its custodian is considered the shareholder of record for the purposes of voting at our Annual Meeting. As the beneficial owner, you have the right to direct CDN or its custodian as to how to vote the shares in your account. As a beneficial owner, you are invited to attend the Annual Meeting. However, because you are not a stockholder of record, if you personally want to vote the shares of Common Stock underlying your CDIs at the Annual Meeting, you must inform CDN via your CDI Voting Instruction Form that you wish to nominate yourself (or another person, including the Chair of the Annual Meeting) to be appointed as CDN’s proxy for the purposes of virtually attending and voting at the Annual Meeting.

Under the rules governing CDIs, CDN is not permitted to vote on your behalf on any matter to be considered at the Annual Meeting unless you specifically instruct CDN how to vote. We encourage you to communicate your voting decisions to CDN in advance of the Annual Meeting to ensure that your vote will be counted by completing the enclosed CDI Voting Instruction Form and returning it to the address specified on that form.

How many votes must be present to hold the meeting?

Your shares are counted as present at the meeting if you attend the meeting virtually and vote via the online platform at meetnow.global/MRZS45W (in the case of holders of Common Stock) or if you properly return a Proxy or CDI Voting Instruction Form by mail. To conduct our meeting, a majority of the combined voting power of our capital stock as of October 19, 2022 (United States) must be present at the meeting. This is referred to as a quorum. On October 19, 2022 (United States), there were 25,030,902 outstanding shares of Common Stock (including Common Stock represented by CDIs) entitled to vote.

How do I vote if I hold shares of Common Stock?

You can vote in two ways:

•

by attending the meeting virtually via live webcast and voting using the online voting platform at meetnow.global/MRZS45W using the 16-digit Control Number provided in the Notice of Annual Meeting to log in to the website, and beneficial owners of shares held in street name will need to follow the instructions provided by the broker, bank or other nominee that holds their shares; or

•	by completing, signing, and returning the enclosed Proxy Card.

How do I vote if I hold CDIs?

Each CDI holder is entitled to direct CDN to vote one vote for every five CDIs held by such holder. Those persons holding CDIs are entitled to receive notice of and to attend the Annual Meeting virtually and any adjournment or postponement thereof. Holders of CDIs may direct CDN to vote their underlying shares of Common Stock at the Annual Meeting by returning the CDI Voting Instruction Form to Computershare Australia, the agent the Company has designated for the collection and processing of voting instructions from the Company’s CDI holders. Votes must be received by Computershare Australia by no later than 2:00 pm (Pacific Standard Time) / 5:00 pm (Eastern Standard Time) on December 6, 2022 (being 9:00 am (AEDT) on December 7, 2022) in accordance with the instructions on such form. Doing so permits CDI holders to instruct CDN to vote on their behalf in accordance with their written directions.

Alternatively, CDI holders can inform CDN via the CDI Voting Instruction Form that they wish to nominate themselves or another person (including the Chair of the Annual Meeting) to be appointed as CDN’s proxy for the purposes of virtually attending and voting at the Annual Meeting. Holders of CDIs must comply with the instructions above if they wish to have their votes cast at the Annual Meeting.

Can I change my mind after I submit my Proxy or CDI Voting Instruction Form?

Yes, if you hold shares of Common Stock, you may change your mind at any time before a vote is taken at the meeting. You can do this by (1) signing another Proxy with a later date and submitting it in the same manner as the prior Proxy was submitted; (2) if you hold your shares in your name, voting again at the meeting via the online voting platform; or (3) if you hold your shares in street name, arranging with your broker to vote your shares at the Annual Meeting.

If you are a holder of CDIs and you direct CDN to vote by completing the CDI Voting Instruction Form, you may revoke those directions by delivering to Computershare Australia a written notice of revocation bearing a later date than the CDI Voting Instruction Form previously sent, which notice must be received by Computershare Australia by no later than 9:00 am (AEDT) on December 7, 2022 (being 2.00 pm (Pacific Standard Time) / 5.00 pm (Eastern Standard Time) on December 6, 2022.

Will my shares or CDIs be voted if I do not provide my Proxy or CDI Voting Instruction Form?

If you hold your shares of Common Stock directly in your own name, they will not be voted if you do not provide a Proxy unless you personally vote at the meeting via the online voting platform. Your shares of Common Stock may be voted under certain circumstances if they are held in the name of a brokerage firm. Brokerage firms generally have the authority to vote a customer’s unvoted shares on certain “routine” matters, including approval of the appointment of independent public accountants. When a brokerage firm votes its customer’s unvoted shares, these shares are counted for the purposes of establishing a quorum. At the Annual Meeting, these shares will be counted as voted by the brokerage firm in relation to the approval of the appointment of our independent public accountants.

If you hold CDIs, they will not be voted if you do not provide a completed CDI Voting Instruction Form to Computershare Australia by the relevant cut-off date, being 9:00 am (AEDT) on December 7, 2022 (being 2.00 pm (Pacific Standard Time) / 5.00 pm (Eastern Standard Time) on December 6, 2022).

Since the proposal to amend our Certificate of Incorporation and Amended and Restated Bylaws (“Bylaws”) to reduce the quorum requirement for stockholder meetings requires the affirmative vote of a majority of all outstanding shares of Common Stock, whether or not voted at the Annual Meeting, unvoted shares of Common Stock (including the underlying shares of Common Stock represented by CDIs) will have the effect of being a vote against that proposal.

What if I return my Proxy Card or CDI Voting Instruction Form but do not include voting instructions?

Proxies that are signed and returned but do not include voting instructions will be voted FOR the election of the nominated directors, FOR the ratification of the appointment of our independent public accountants, FOR the amendment of the Company’s Certificate of Incorporation and Bylaws to reduce the quorum requirement for stockholder meetings, FOR the approval of the grant of restricted stock units and options to each non-executive director, and FOR the approval of the grant of options to the Company’s President and Chief Executive Officer, but they will not be voted with respect to the advisory vote in relation to executive compensation.

If you are a beneficial owner of shares of Common Stock held in street name and do not provide the organization that holds your shares with specific voting instructions, the organization that holds your shares may generally vote on routine matters (such as ratification of the auditor’s appointment) but cannot vote on non-routine matters.

If you hold CDIs, they will not be voted if you do not provide a completed CDI Voting Instruction Form to Computershare Australia by the relevant cut-off date being 9:00 am (AEDT) on December 7, 2022 (being 2:00 pm (Pacific Time) / 5:00 pm (Eastern Standard Time) on December 6, 2022). If a CDI holder does not include voting instructions in the CDI Voting Instruction Form in respect of a proposal no vote will be cast on that proposal for that CDI holder.

What does it mean if I receive more than one Proxy Card or CDI Voting Instruction Form?

If you receive more than one printed set of proxy materials, it means that you hold Common Stock or CDIs registered in more than one account. To ensure that all of your Common Stock or CDIs are voted, please submit proxies or CDI Voting Instruction Forms for all of your shares of Common Stock or CDIs (as applicable).

If possible, we recommend that you contact your broker and/or our transfer agent to consolidate as many accounts as possible under the same name and address. Our transfer agent in the United States is Computershare Limited. Computershare Limited’s telephone number is 800-736-3001. Our transfer agent in Australia is Computershare Australia. Computershare Australia’s telephone number is +61 39415 4000 (for overseas callers) or 1300 850 505 (for calls within Australia).

What vote is required to approve each item?

The affirmative vote of a plurality of the votes cast at the Annual Meeting is required for the approval of the election of directors and the affirmative vote of a majority of the votes cast is required for (i) the ratification of the appointment of our independent public accountants; (ii) the approval of the grant of restricted stock units and options to each non-executive director; and (iii) the approval of the grant options to the Company’s President and CEO. Approval of the amendment of our Certificate of Incorporation and our Bylaws to reduce the quorum requirement for stockholder meetings requires the majority of the voting power of the stock of the Company entitled to vote thereon to vote in favor of the proposal. The advisory vote to approve executive compensation will be approved, on a non-binding, advisory basis, on the affirmative vote of a majority of the votes cast at the Annual Meeting.

Where can I find the voting results of the Annual Meeting?

The preliminary voting results will be announced at the Annual Meeting. In accordance with the requirements of ASX Listing Rule 3.13.2, the Company will disclose to ASX the voting results of the Annual Meeting immediately after the meeting. The Company will also report the results on a current report on Form 8-K filed with the U.S. Securities and Exchange Commission.

Who pays for solicitation of proxies?

The Company is paying the cost of soliciting proxies and will reimburse brokerage firms and other custodians, nominees and fiduciaries for their reasonable out-of-pocket and reasonable expenses for sending proxy materials to stockholders and obtaining their votes. In addition to soliciting the proxies by mail, certain of our directors, officers and regular employees, without compensation, may solicit proxies personally or by telephone, facsimile and email. In connection with the foregoing, the Company has retained Okapi Partners LLC to solicit proxies on its behalf for the Annual Meeting. We have agreed to pay to Okapi Partners, LLC a fee of approximately $25,000. In Australia, the Company has engaged Georgeson Shareholder Communications Australia Pty Ltd. to solicit proxies from holders of CDIs. We have agreed to pay Georgeson Shareholder Communications Australia Pty Ltd. a fee of approximately $48,000.

How can I submit a proposal for the 2023 annual meeting of stockholders?

Requirements for Stockholder Proposals to Be Considered for Inclusion in the Company’s Proxy Materials. Stockholder proposals, including a nomination for election to the Board of Directors, to be considered for inclusion in the proxy statement and form of proxy relating to the 2023 annual meeting of stockholders must be received by June 26, 2023. In addition, all proposals will need to comply with Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which lists the requirements for the inclusion of stockholder proposals in company-sponsored proxy materials. Stockholder proposals must be delivered to the Company’s Secretary at 28159 Avenue Stanford, Suite 220, Valencia, California, 91355.

Requirements for Stockholder Proposals to Be Brought Before the 2023 Annual Meeting of Stockholders. Notice of any director nomination or other proposal that you intend to present at the 2023 annual meeting of stockholders, but do not intend to have included in the proxy statement and form of proxy relating to the 2023 annual meeting of stockholders, must be delivered to the Company’s Secretary at 28159 Avenue Stanford, Suite 220, Valencia, California, 91355 not later than the close of business on June 26, 2023 or a reasonable time before the Company begins to print and send its proxy materials. In addition, your notice must set forth the information required by our Bylaws with respect to each director nomination or other proposal that you intend to present at the 2023 annual meeting of stockholders.

Universal Proxy Requirements. In addition to satisfying the foregoing requirements under our Bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than October 12, 2023, or a reasonable time before the Company begins to print and send its proxy materials.

Do we currently have, or do we intend to submit for stockholder approval, any anti-takeover device?

Our Certificate of Incorporation, Bylaws and other corporate documents do not have any provisions that contain material anti-takeover aspects. We have no plans or proposals to submit any other amendments to our Certificate of Incorporation or Bylaws, or other measures in the future, that have anti-takeover effects.

Could emerging developments regarding the coronavirus — or COVID-19 — affect our ability to hold an in-person annual meeting?

We are continuing to monitor the impact of the COVID-19 pandemic on our employees, customers, and on the markets in which we operate. The ultimate extent of the impact of the COVID-19 pandemic on us, including the discovery and spread of existing and future contagious variants to COVID-19, remains highly uncertain and will depend on future developments and factors that continue to evolve. These factors, among others include the widespread vaccination of populations including recently approved booster regimens, especially in the U.S. and improvements in treatments and therapeutics for those with COVID-19, which are outside of our control, and could exist for an extended period of time even after the pandemic might end. Further imposition of quarantines, shelter-in-place and similar government orders which are outside of our control could impact the manner in which we hold our meeting virtually. Accordingly, the Company has chosen to hold a virtual Annual Meeting so that security holders can attend the meeting via live webcast with an online voting platform at meetnow.global/MRZS45W.

To attend and participate in the Annual Meeting virtually, securityholders of record will need to access the live audio webcast of the meeting. To do so, please visit meetnow.global/MRZS45W and use the 16-digit Control Number provided in the Notice of Annual Meeting to log in to this website, and beneficial owners of shares held in street name will need to follow the instructions provided by the broker, bank or other nominee that holds their shares. Holders of the Company’s CDIs may attend the Annual Meeting virtually by logging into meetnow.global/MRZS45W as a visitor / guest to access the live audio webcast of the meeting. We encourage security holders to log in to this website and access the webcast before the virtual Annual Meeting’s start time if they are attending the Annual Meeting virtually.

Proposal No. 1

ELECTION OF DIRECTORS

Our Board of Directors has one class of directors, with each director elected annually for a term of one year in accordance with our Bylaws. Unless specified to be voted otherwise, the persons named in the accompanying Proxy will vote for the election of the following persons as directors, all of whom are presently members of the Board of Directors, to hold office for the terms set forth below or until their respective successors have been elected and qualified. The nominees have consented to serve as directors if elected.

Dr. Michael Perry, a non-executive director of the Company and the Company’s former President and Chief Executive Officer, will not be standing for re-election at the Annual Meeting and will therefore cease to be a director of the Company with effect from the date of the Annual Meeting.

The Board of Directors recommends that you elect the nominees identified below.

Name	Age	Position with the Company and Principal Occupation	Director Since(1)	New Board Term Expires
Louis Panaccio	65	Chairman of the Board of Directors	2014	2023
James Corbett	64	Executive Director and Chief Executive Officer	2021	2023
Jeremy Curnock Cook	73	Director	2012	2023
Suzanne Crowe	71	Director	2016	2023
Jan Stern Reed	62	Director	2021	2023

(1)

Other than James Corbett and Jan Stern Reed who joined the Board of Directors on July 1, 2021, each of the above directors served on our Board of Directors prior to June 30, 2020, as a member of the board of AVITA Medical Pty Limited, our predecessor company.

Business Experience

Louis Panaccio has served as Non-Executive Chairman of the Board of Directors since July 2014. Mr. Panaccio is a successful healthcare businessman with extensive experience leading companies from concept to commercialization. Mr. Panaccio possesses more than 30 years of executive leadership experience in healthcare services and life sciences, including more than 20 years of board-level experience. Mr. Panaccio is currently a Non-Executive Director of ASX50 company and one of the world’s largest medical diagnostics companies, Sonic Healthcare Limited, where he has served since 2005. In addition, Mr. Panaccio is Non-Executive Director of Unison Housing Limited, was Non-Executive Chairman of Genera Biosystems Limited until June 2019 and was a Non-Executive Director of Rhythm Biosciences Limited, a publicly listed (ASX) development-stage medical diagnostics company. We believe Mr. Panaccio is qualified to serve on our Board of Directors based on his extensive experience in the healthcare services and life sciences sectors and his experience in serving on boards.

James Corbett was appointed as President and CEO of the Company effective as of September 28, 2022. Mr. Corbett served as a Non-Executive Director from July 2021 to September 28, 2022. He has approximately 40 years of leadership experience in the medical device field, most recently as CEO of CathWorks Ltd., a software-based medical technology company. Mr. Corbett has extensive global commercial and operating experience, serving as an expatriate General Manager of Baxter Japan and later as General Manager and President of Scimed Life Systems Inc. and Boston Scientific International, respectively. During his career he has served as CEO of three publicly listed companies: Microtherapeutics Inc (MTIX), ev3 Inc (evvv) and Alphatec Spine (ATEC). Mr. Corbett has also led two privately funded companies as CEO: Home Diagnostics Inc. and Vertos Medical. Mr. Corbett has extensive capital markets and governance experience from both public and private environments. Mr. Corbett holds a Bachelor of Science in Business Administration from the University of Kansas. We believe Mr. Corbett is qualified to serve on our Board of Directors based on his considerable expertise in the life sciences sector.

Jeremy Curnock Cook has served as a Non-Executive Director since October 2012. He is a veteran in the life sciences/healthcare industry and has been actively supporting the commercialization of healthcare innovations and helping entrepreneurs build their international businesses over the past 45 years. Founder and Managing Director of BioScience Managers, Jeremy brings his decades of international experience to our Board of Directors. Over his career, Mr. Curnock Cook has successfully managed in excess of US $1billion in equity investments. He launched the first dedicated biotechnology fund for the Australian market and is a former head of the life science private equity team at Rothschild Asset Management, an early pioneer and significant investor in the sector. In his early career he founded the International Biochemicals Group which he successfully sold to Royal Dutch Shell. He co-created a European-focused seed fund with Johnson & Johnson and built the International Biotechnology Trust. He has served on more than 40 boards of directors in the life science sector in the UK, Europe, USA, Canada, Japan and Australia. In addition to serving on our Board of Directors, Jeremy currently serves on the following boards: International BioScience Managers Ltd appointed March 2000, Bioscience Managers Pty Ltd appointed January 2003, REX Bionics Pty Ltd appointed February 2012, Sea Dragon appointed October 2012, Smart Matrix Ltd appointed February 2013, Adherium Ltd appointed April 2015, Bioscience Managers UK Ltd appointed August 2017, CriL appointed November 2020, and Humanetix Ltd appointed September 2021. We believe Mr. Curnock Cook is qualified to serve on our Board of Directors based on his extensive experience in the life sciences sector.

Professor Suzanne Crowe AO has served as a Non-Executive Director since January 2016. Australian-based, she is a physician-scientist with expertise in supporting companies with their medical and scientific strategies. A Fellow of the Australian Institute of Company Directors, she is currently a Non-Executive Director of St Vincent’s Health Australia Ltd, the country’s largest not-for-profit health and aged care provider, and Non-Executive Director of Sonic Healthcare Ltd, a large global medical diagnostic company. She was appointed Emeritus Professor, Monash University, Melbourne in 2020. After 35 years at both, she has recently retired from the Burnet Institute, having served as Associate Director Clinical Research, and the university-affiliated Alfred Hospital Melbourne, where she held the appointment of Senior Specialist Physician in Infectious Diseases. She was appointed as Officer of the Order of Australia in June 2020 in recognition of her distinguished services to health, clinical governance, biomedical research, and education. She has medical and MD degrees from Monash University, an internal medicine specialist qualification in Infectious Diseases from the Royal Australasian College of Physicians, and a Diploma in Medical Laboratory Technology from the Royal Melbourne Institute of Technology. We believe Professor Crowe is qualified to serve on our Board of Directors based on her technical experience and extensive expertise in supporting companies with their medical and scientific strategies.

Jan Stern Reed has served as a Non-Executive Director since July 2021. She has more than 35 years of legal, management and business leadership experience primarily within the healthcare industry, and brings significant expertise in corporate governance, compliance, and risk management. Ms. Reed served as Senior Vice President, General Counsel and Corporate Secretary at Walgreens Boots Alliance, Inc., a global pharmacy-led, health and wellbeing company. Prior to Walgreens, Ms. Reed was Executive Vice President, Human Resources, General Counsel and Corporate Secretary of Solo Cup Company, where she was responsible for the legal, human resources, internal audit, corporate communications, and compliance functions. Prior to Solo Cup Company, she was Associate General Counsel, Corporate Secretary and Chief Corporate Governance Officer at Baxter International, Inc. Ms. Reed holds a Bachelor of Arts degree from the University of Michigan and a Juris Doctor from the Northwestern University Pritzker School of Law. Ms. Reed currently serves as a board member of Stepan Co. (NYSE:SCL), a major manufacturer of specialty and intermediate chemicals used in a broad range of industries, and AngioDynamics, Inc. (NASDAQ: ANGO), an industry-leading and transformative medical technology company focused on restoring healthy blood flow in the body’s vascular system, expanding cancer treatment options, and improving quality of life for patients. We believe Ms. Reed is qualified to serve on our Board of Directors based on her extensive experience in legal, management and business leadership within the healthcare industry.

Committee Table

The current committees of the Board and their respective members are as follows:

Director	Independent	Compensation Committee	Audit Committee	Nominating & Corporate Governance Committee
Louis Panaccio	X	Member	Member	Member
Jeremy Curnock Cook	X	Member	Interim Chair	Member
Professor Suzanne Crowe	X	Chair		Chair
Jan Stern Reed	X	Member	Member	Member

Each of these committees operates under a written charter and reports regularly to the Board. A copy of each of these committee charters which have been amended as of August 10, 2022 is available in the “Investors” section of our website under the heading “Corporate Governance” at ir.avitamedical.com, and copies may also be obtained by request through the “Contact” heading at the same website address.

Audit Committee

NASDAQ Marketplace Rules require us to establish an audit committee comprised of at least three members, each of whom is financially literate and satisfies the respective “independence” requirements of the SEC and NASDAQ and one of whom has accounting or related financial management expertise at senior levels within a company. In addition, the 4th Edition of the ASX’s Corporate Governance Principles and Recommendations recommend that we have an audit committee comprised of at least three members, all of whom are non-executive directors and a majority of whom are “independent” directors, and which is chaired by an independent director who is not the chair of the board.

We have a separately designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. Our Audit Committee assists our Board of Directors in overseeing the accounting and financial reporting processes of our Company and audits of our financial statements, including the integrity of our financial statements, compliance with legal and regulatory requirements, our registered public accounting firm’s qualifications and independence, and such other duties as may be directed by our Board of Directors. The Audit Committee is also required to assess risk management in conjunction with the Board.

Our Audit Committee currently consists of three Board members, each of whom satisfies the “independence” requirements of the SEC, NASDAQ Marketplace Rules, and the 4th Edition of the ASX’s Corporate Governance Principles and Recommendations. Our Audit Committee is currently composed of Lou Panaccio, Jan Stern Reed and Jeremy Curnock Cook. Each qualifies as an “independent director” within the meaning of NASDAQ Marketplace Rules and the 4th Edition of the ASX’s Corporate Governance Principles and Recommendations. Mr. Curnock Cook is the interim chair of the Audit Committee (being an independent director who is not the chair of the Board) and was appointed on September 28, 2022. Our Board of Directors has determined that Mr. Curnock Cook is an “audit committee financial expert,” as defined in item 407(d)(5)(ii) of Regulations S-K. The Audit Committee meets at least two times per year. See below for a summary of attendance during the transition period ended December 31, 2021, and during the six months thereafter from January 1, 2022 to June 30, 2022.

Audit Committee Meeting Attendance
Directors in Attendance:	August 23, 2021	November 2, 2021	February 22, 2022	May 3, 2022
Lou Panaccio	X	X	X	X
Jeremy Curnock Cook*	X	X	X
Louis Drapeau*	X	X
James Corbett**	X	X	X	X
Jan Stern Reed	X	X	X	X
Michael Perry***	X	X	X	X

*

Both Jeremy Curnock Cook and Louis Drapeau were members of the Audit Committee during the transition period ended December 31, 2021. Mr. Curnock Cook stepped down from his role on the Audit Committee following the transition period, however he was re-appointed to the Audit Committee as Interim Chair on September 28, 2022, following the appointment of Mr. James Corbett to President and CEO of the Company. Louis Drapeau stepped down from his role on the Audit Committee following the transition period and resigned as a director of the Company effective as of April 29, 2022.

**	Mr. James Corbett was named the Company’s President and CEO on September 28, 2022 and stepped down from his role on the Audit Committee from that date.
***

Dr. Michael Perry is not a member of the Audit Committee but was in attendance at all Audit Committee meetings during the transition period ended December 31, 2021, and the period from January 1, 2022, to June 30, 2022. Dr. Perry no longer serves as the Company’s CEO as of September 28, 2022.

Compensation Committee

Our Board of Directors has established a Compensation Committee, which is comprised of independent directors, within the meaning of NASDAQ Marketplace Rules and also the 4th Edition of the ASX’s Corporate Governance Principles and Recommendations. The Compensation Committee is comprised solely of non-executive directors and is also chaired by an independent director in accordance with the 4th Edition of the ASX’s Corporate Governance Principles and Recommendations. The Compensation Committee is responsible for reviewing the salary, incentives and other benefits of our directors, senior executive officers and employees, and for making recommendations on such matters for approval by our Board of Directors. The Compensation Committee is also responsible for overseeing and advising our Board of Directors with regard to the adoption of policies that govern our compensation programs. Suzanne Crowe, Jeremy Curnock Cook, and Jan Stern Reed are the current members of the Compensation Committee and each qualifies as an “independent director” within the meaning of NASDAQ Marketplace Rules and the 4th Edition of the ASX’s Corporate Governance Principles and Recommendations. Professor Crowe is the chair of this committee (being an independent director who is not the chair of the board).

The number of meetings the Compensation Committee held during the transition period ended December 31, 2021, and during the six months thereafter from January 1, 2022 to June 30, 2022 and the number of meetings attended by each Director is as follows:

Compensation Committee Meeting Attendance: Transition Period
	August 16, 2021	August 18, 2021	September 29, 2021	October 28, 2021
Directors in Attendance:
Lou Panaccio	X	X	X
Jeremy Curnock Cook	X	X	X	X
Louis Drapeau*	X	X	X	X
Professor Suzanne Crowe	X	X	X	X
James Corbett**	X		X	X
Jan Stern Reed	X	X	X	X
Michael Perry***	X	X	X	X

Compensation Committee Meeting Attendance: January 1 – June 30, 2022
	February 21, 2022	May 10, 2022	June 9, 2022
Directors in Attendance:
Lou Panaccio	X	X	X
Jeremy Curnock Cook	X	X	X
Louis Drapeau*
Professor Suzanne Crowe	X	X	X
James Corbett**	X	X	X
Jan Stern Reed	X	X	X
Michael Perry***	X	X	X

*	Louis Drapeau resigned as a director of the Company effective as of April 29, 2022.
**	Mr. James Corbett was named the Company’s President and CEO on September 28, 2022, and stepped down from his role on the Compensation Committee from that date.
***

Dr. Michael Perry is not a member of the Compensation Committee but was in attendance at all Compensation Committee meetings during the transition period ended December 31, 2021, and the period from January 1, 2022 to June 30, 2022. Dr. Perry no longer serves as the Company’s CEO as of September 28, 2022.

Nominating & Corporate Governance Committee

Our Board of Directors has established a Nominating and Corporate Governance Committee (the “Nominating Committee”). The 4th Edition of the ASX’s Corporate Governance Principles and Recommendations recommends that a Nominating Committee should have at least three members, a majority of whom are independent directors and should also be chaired by an independent director. Suzanne Crowe, Jan Stern Reed and Jeremy Curnock Cook are the current members of the Nominating Committee and each qualifies as an “independent director” within the meaning of NASDAQ Marketplace Rules and the 4th Edition of the ASX’s Corporate Governance Principles and Recommendations. Professor Crowe is the chair of this committee (being an independent director). The Nominating Committee is responsible for identifying individuals qualified to become members of our Board of Directors, recommending nominees for election at stockholder meetings or to fill vacancies that arise on our Board of Directors, and recommending qualified and experienced directors to serve on the committees of our Board of Directors. In addition, the Nominating Committee is responsible for leading the Board of Directors through the completion of a self-evaluation of the Board, its committees, and individual directors.

The number of meetings the Nominating Committee held during the transition period ended December 31, 2021, and during the six months thereafter from January 1, 2022, to June 30, 2022, and the number of meetings attended by each Director is as follows:

Nominating and Corporate Governance Committee Meeting Attendance: Transition Period
Directors in Attendance:	October 28, 2021
Lou Panaccio
Jeremy Curnock Cook	X
Louis Drapeau*	X
Professor Suzanne Crowe	X
James Corbett**	X
Jan Stern Reed	X
Michael Perry***	X

Nomination and Corporate Governance Committee Meeting Attendance – January 1, 2022 – June 30, 2022
Directors in Attendance:	February 21, 2022	May 10, 2022
Lou Panaccio	X	X
Jeremy Curnock Cook	X	X
Louis Drapeau*
Professor Suzanne Crowe	X	X
James Corbett**	X	X
Jan Stern Reed	X	X
Michael Perry***	X	X

*	Louis Drapeau resigned as a director of the Company effective as of April 29, 2022.
**	Mr. James Corbett was named the Company’s President and CEO on September 28, 2022 and stepped down from his role on the Nominating and Corporate Governance Committee from that date.

***

Dr. Michael Perry is not a member of the Nominating and Corporate Governance Committee but was in attendance at all Nominating and Corporate Governance Committee meetings during the transition period ended December 31, 2021, and the period from January 1, 2022, to June 30, 2022. Dr. Perry no longer serves as the Company’s CEO as of September 28, 2022.

Process for Nominating Potential Director Candidates

The Nominating Committee is responsible for identifying and evaluating potential director candidates and recommending qualified candidates for election by the stockholders consistent with criteria approved by the Board. Nominees for director are selected by the Nominating Committee on the basis of their (i) economic, academic, financial, and other expertise, skills, knowledge, and achievements useful to the oversight of the Company’s business; (ii) integrity, demonstrated sound business judgment, and high moral and ethical character; (iii) diversity of viewpoints, backgrounds, experiences, and other demographics; (iv) business or other relevant professional experience; (v) capacity and desire to represent the balanced, best interests of the Company and its stockholders as a whole and not primarily a special interest group or constituency; (vi) ability and willingness to devote time to the affairs and success of the Company and in fulfilling the responsibilities of a director; and (vii) the extent to which the interplay of the candidate’s expertise, skills, knowledge, and experience with that of other Board members will build a Board that is effective, collegial, and responsive to the needs of the Company.

The Nominating Committee does not have a formal diversity policy with respect to the Board, but it reviews the background and qualifications of each nominee to determine such nominee’s experience, competence, and character and assesses such nominee’s potential contribution to the Board of Directors, taking into account the then-existing composition of the Board of Directors and such other factors as the Nominating Committee deems appropriate. The Board should collectively possess skills, industry, and other knowledge and expertise, and business and other experience useful for the effective oversight of the Company’s business. The Nominating Committee believes that the business experience of its directors has been, and continues to be, critical to the Company’s development and plan of operation.

The Nominating Committee values the input of stockholders in identifying director candidates. Accordingly, although the Nominating Committee does not have a specific policy with regard to the consideration of candidates recommended by stockholders, the Nominating Committee considers recommendations for Board candidates submitted by stockholders using substantially the same criteria it applies to recommendations from the Nominating Committee, directors and members of management. Any such nominations should be submitted to the Nominating Committee in line with the instructions provided under the caption “How can I submit a proposal for the 2023 annual meeting of stockholders?” above and in compliance with other specific procedural requirements set forth in the Bylaws.

Board Diversity Matrix

Board Diversity Matrix (As of June 30, 2022)
Board Size:
Total Number of Directors	6
	Female	Male	Non-Binary	Did Not Disclose Gender
Gender:
Directors	2	4	—	0
Number of Directors who identify in Any of the Categories Below:
African American or Black	—	—	—	—
Alaskan Native or Native American	—	—	—	—
Asian	—	—	—	—
Hispanic or Latinx	—	—	—	—
Native Hawaiian or Pacific Islander	—	—	—	—
White	2	2	—	—
Two or More Races or Ethnicities	—	—	—	—
LGBTQ+		—
Did not Disclose Demographic Background		2

Board Meetings

During the transition period from July 1, 2021, to December 31, 2021, the Board of Directors met a total of three times (August 24, 2021; September 29, 2021; and November 4, 2021), and had attendance of all members of the Board of Directors (as constituted at the relevant date) at all three of the meetings.

During the six months from January 1, 2022, to June 30, 2022, the Board of Directors met a total of four times (February 23, 2022; March 9, 2022; May 5, 2022; and June 9, 2022), and had attendance of all members of the Board of Directors (as constituted at the relevant date) at all four of the meetings.

Additionally, during the calendar year through December 31, 2022, the Board of Directors are scheduled to meet an additional time on November 8, 2022.

Board Leadership Structure

The current non-executive Chairman of the Board of Directors is Louis Panaccio, who is an independent director under NASDAQ listing standards and for the purposes of the ASX Listing Rules and the ASX Corporate Governance Council’s Corporate Governance Principles and Recommendations 4th Edition. The roles of Chairman of the Board and Chief Executive Officer are separate. The Board of Directors believes that the separation of the offices of the Chairman of the Board and Chief Executive Officer allows the Company’s Chief Executive Officer to focus primarily on the Company’s business strategy, operations, and corporate vision. The Board of Directors consists of a majority of independent non-executive directors, and each of the committees of the Board of Directors is comprised solely of independent non-executive directors. The Company does not have a policy mandating an independent lead director. The independent directors meet at least annually in executive session without the presence of non-independent directors.

Risk Oversight

While management is responsible for assessing and managing risks to the Company on a day-to-day basis, the Company’s Board of Directors oversees management’s efforts to assess and manage risk. The Board (in conjunction particularly with the Audit Committee) monitors and receives advice on areas of operational and financial risk and considers strategies for appropriate risk management arrangements. Specific areas of risk which are regularly considered at Board meetings include foreign currency, performance of activities, human resources, acceptance by regulatory authorities of the Company’s products, markets, manufacturing, the environment, statutory compliance, and continuous disclosure obligations. Additional areas of focus for the Board of Directors include, but are not limited to:

•	managing the Company’s long-term growth;

•	strategic and operational planning, including significant acquisitions and the evaluation of the Company’s capital structure; and

•	legal and regulatory compliance.

More broadly, risks are considered in virtually every business decision and process and as part of the Company’s overall business strategy. While the Board of Directors has the ultimate oversight responsibility for the Company’s risk management policies and processes, the committees of the Board of Directors also have responsibility for risk oversight. As noted above, our Audit Committee assists the Board of Directors to meet its oversight responsibilities in respect of various areas of risk for the Company including risks associated with our financial statements and financial reporting, internal control structure, risk management procedures and the internal (as applicable) and external audit function as well as mergers and acquisitions, credit and liquidity, and business conduct compliance. Our Compensation Committee considers the risks associated with our compensation policies and practices with respect to both executive compensation and employee compensation. Our Nominating and Corporate Governance Committee oversees risks associated with our overall governance practices and the leadership structure of the Board of Directors. Our Board of Directors stays informed of each committee’s risk oversight and other activities via regular reports of the committee chairs to the full Board of Directors. Our Board of Directors’ role in risk oversight is consistent with our leadership structure, with the Chief Executive Officer and other members of senior management having responsibility for assessing and managing the Company’s risk exposure, and the Board of Directors and committees providing oversight in connection with those efforts.

Stockholder and Interested Party Communications with Directors

Stockholders may communicate with the Board of Directors, members of particular committees, or individual directors by sending a letter to such persons care of our Chief Executive Officer at our principal executive offices. The Chief Executive Officer has the authority to disregard any inappropriate communications or to take other appropriate actions with respect to any inappropriate communications. If deemed an appropriate communication, the Chief Executive Officer will submit the correspondence to the Chairman of the Board or to the committee or specific director to whom the correspondence is directed. All such communications must be accompanied by a statement of the type and amount of our securities that the person holds; any special interest, meaning an interest that is not derived from the proponent’s capacity as a stockholder, of the person in the subject matter of the communication; and the address, telephone number and e-mail address, if any, of the person submitting the communication.

Vote Required

Directors are elected by a plurality of votes cast by the Company’s stockholders present in person or represented by proxy at the Annual Meeting and entitled to vote on the Proposal which means that the five director nominees receiving the highest number of “FOR” votes will be elected as directors of the Company. Abstentions and broker non-votes are not counted as votes cast with respect to each director and will have no direct effect on the outcome of the election of directors.

Proposal No. 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

The Board of Directors, on the recommendation of the Audit Committee, has appointed Grant Thornton LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022.

Stockholders previously approved the ratification of the appointment of Grant Thornton LLP to serve as the Company’s independent registered public accounting firm at the 2021 annual meeting for the fiscal year ending June 30, 2022 (being prior to the Company’s change in fiscal year end to 31 December). This proposal seeks stockholder approval for the ratification of the appointment of Grant Thornton LLP to serve as the Company’s registered public accounting firm for the fiscal year ending December 31, 2022.

The Board of Directors recommends that you vote to ratify such appointment.

Representatives of Grant Thornton LLP are expected to be available at the Annual Meeting with the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

Fees

The aggregate fees billed to us by Grant Thornton LLP for services rendered for each of the transition period ended December 31, 2021, and the fiscal year ended June 30, 2021, are set forth in the table below (in US dollars):

	Transition Period Ended	Year Ended
Fee Category	December 31, 2021	June 30, 2021
Audit fees – Grant Thornton LLP (1)	$400,000	$1,038,645
Audit fees – Grant Thornton Audit Pty Ltd (1)	—	25,845
Grant Thornton UK LLP (1)	44,698	—
Tax fees – Grant Thornton LLP (2)	147,222	126,929
Tax fees – Grant Thornton Audit Pty Ltd (2)	—	—

Total fees	$591,920	$1,191,419

(1)

Audit fees consist of fees billed for the professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements and review of financial statements included in the registrant’s Form 10-Q or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements.

(2)	Tax fees include the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.

Pre-Approval Practice

The Audit Committee’s policy is for the Audit Committee to approve all audit and non-audit services prior to such services being performed by the independent registered public accounting firm. Before engaging an independent registered public accounting firm to render audit or non-audit services, the engagement is approved by our Audit Committee or the engagement to render services is entered into pursuant to pre-approval policies and procedures established by the Audit Committee. The Audit Committee pre-approved all audit services provided by the Company’s independent registered public accountants during the transition period and the fiscal year ended June 30, 2021.

Vote Required

Ratification of the appointment of Grant Thornton LLP requires a number of “FOR” votes that is a majority of the votes cast by the Company’s stockholders present in person or represented by proxy at the Annual Meeting and entitled to vote on the Proposal, with abstentions counting as votes against the Proposal.

The Board of Directors recommends a vote “FOR” the ratification of the appointment of Grant Thornton LLP.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee assists our Board in its oversight of our financial reporting process. All three members of the Audit Committee qualify as independent directors under NASDAQ listing standards for public companies and the independence requirements of Rule 10A-3 promulgated under the Securities Exchange Act of 1934, as amended (“Exchange Act”) and the Board has determined that one is qualified as an audit committee financial expert within the meaning of Item 407(d)(5) of Regulation S-K, promulgated under the Exchange Act. All three members* of the Audit Committee are also considered to be independent for the purposes of the ASX Listing Rules and the ASX Corporate Governance Council’s Corporate Governance Principles and Recommendations (4th Edition). The Audit Committee’s charter can be viewed online on our website at https://ir.avitamedical.com/corporate-governance.

In fulfilling its duties, the Audit Committee reviewed and discussed the audited financial statements contained in the Company’s Annual Report on Form 10-KT for the transition year July 1, 2021, to December 31, 2021 with management and the independent auditor, Grant Thornton LLP. Management is responsible for the financial statements and the reporting process, including the systems for internal control over financial reporting. The independent auditor is responsible for performing an independent audit of the Company’s financial statements in accordance with accounting principles generally accepted in the United States, and for expressing an opinion on these financial statements based on the audit.

The Audit Committee met with the independent auditor with and without management present and discussed those matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the U.S. Securities and Exchange Commission. The Audit Committee has also received the written disclosures and the letter from the independent auditor required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditor’s communications with the Audit Committee concerning independence and discussed with the independent auditor its independence.

Based on the above reviews and discussions, the Audit Committee recommended to our Board, and our Board approved, that the audited financial statements be included in the Company’s Annual Report on Form 10-KT for the transition year July 1, 2021, to December 31, 2021, for filing with the U.S. Securities and Exchange Commission. Beginning January 1, 2022, the Company is now a calendar year reporter.

Submitted by the Audit Committee:

James Corbett*, Chair of the Audit Committee

Louis Panaccio

Jan Stern Reed

Date: October 18, 2022

*

Mr. Corbett served as the Chair of the Audit Committee during the period covered by this Proxy Statement. Effective September 28, 2022, Mr. Corbett was named President and CEO of the Company and stepped down from his role on the Audit Committee. Effective September 28, 2022, Mr. Curnock Cook was appointed to the Audit Committee as Interim Chair.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

Principal Stockholders and Management

The following table provides certain information regarding the ownership of our common stock (including our CDIs), as of September 1, 2022, by each person or group of affiliated persons known to us to be the beneficial owner of more than 5% of our common stock (including our CDIs); each of our named executive officers; each of our directors; and all of our executive officers and directors as a group. The table also sets out the names of all persons (of which the Company is aware) who have disclosed pursuant to the Corporations Act 2001 (Cth) that they are “substantial shareholders” of the Company and carry 5% or more of the voting rights attached to the issued securities of the Company.

Unless otherwise indicated in the table or the related notes, the address for each person named in the table is c/o AVITA Medical, Inc., 28159 Avenue Stanford, Suite 220, Valencia, CA 91355.

Title of Class	Name and address of beneficial owner	Amount and nature of beneficial ownership(1)		Percentage of class(2)
	More than 5% stockholders:
Common Stock	Montgomery Investment Management Pty Ltd, Level 5, 17 Castlereagh Street, Sydney, NSW 2000	1,321,779	(3)	5.28%
Common Stock	The Vanguard Group, 100 Vanguard Blvd., Malvern, PA 19355	1,276,987	(4)	5.10%
	Directors and named executive officers:
Common Stock	Lou Panaccio	20,064	(5)	*
Common Stock	Jeremy Curnock Cook	—		*
Common Stock	Professor Suzanne Crowe	4,112	(6)	*
Common Stock	James Corbett	—		*
Common Stock	Jan Stern Reed	—		*
Common Stock	Michael Perry	386,399	(7)	1.54%
Common Stock	Michael Holder	44,856	(8)	*
Common Stock	Kathy McGee	57,481	(8)	*
	All executive officers and directors as a group	512,912		2.05%

*	Represents beneficial ownership of less than 1% of the outstanding common stock.
(1)

Except as otherwise indicated, we believe that the beneficial owners of the common stock (and CDIs) listed above, based on information furnished by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable. Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities.

(2)

Percentage of ownership is based on 25,030,902 shares of our common stock (including all common stock represented by CDIs) issued and outstanding as of September 1, 2022. Common stock subject to options or RSUs exercisable within 60 days of September 1, 2022, are deemed outstanding for the purposes of computing the percentage ownership of the person holding such options or RSUs, but are not deemed outstanding for the purposes of computing the percentage ownership of any other person.

(3)	Montgomery Investment Management Pty Ltd is the manager of various unit trusts and in that capacity can exercise the power to vote or dispose of the shares.
(4)

The Vanguard Group, Inc., a Pennsylvania corporation (“Vanguard”), has the sole power to vote or to direct the vote of 0 shares of common stock, the shared power to vote or to direct the vote of 41,762 shares of common stock, the sole power to dispose or to direct the disposition of 1,219,014 shares of common stock and shared power to dispose or to direct the disposition of 51,496 shares of common stock. This information has been obtained from Amendment No. 1 to Schedule 13G filed by Vanguard with the SEC on February 9, 2022.

(5)	Reflects 100,320 CDIs, which represent 20,064 shares of our common stock. Amount includes 29,860 CDIs which represent 5,972 shares of common stock that are held by The Panaccio Superannuation Fund.
(6)	Reflects 20,560 CDIs which represent 4,112 shares of our common stock.
(7)

Includes 634,602 CDIs, which represent 126,920 shares of common stock, and 102,623 shares of common stock that are not represented by CDIs. In addition, the amount includes stock options which give Dr. Perry the right to acquire 156,856 shares of our common stock exercisable within 60 days of September 1, 2022.

(8)	Amount represents stock options to acquire shares of our common stock exercisable within 60 days of September 1, 2022.

Information about our Executive Officers

Name	Age	Position	Date First Elected or Appointed
James Corbett*	64	Executive Director and Chief Executive Officer	July 2021
Michael Holder	59	Chief Financial Officer	March 2021
Kathy McGee	56	Chief Operating Officer	December 2020
Michael Perry**	62	Former President and Chief Executive Officer	June 2017

*	Mr. Corbett was appointed as President and CEO of the Company effective as of September 28, 2022.
**	Dr. Perry ceased to be the President and CEO of the Company effective as of September 28, 2022.

James Corbett is discussed above under Proposal 1: Election of Directors.

Michael Holder was appointed Chief Financial Officer in March 2021. Mr. Holder is a seasoned executive with more than 25 years of experience serving in senior financial, executive management and board roles with leading companies in the medtech, biotech and pharma industries. Most recently, Mr. Holder served as Chief Financial Officer of ImmuneCyte Inc., a global clinical stage biopharmaceutical company with innovative cell and gene immune-oncology therapeutics. Between 2017 and 2018, Mr. Holder served as CEO and Portfolio Manager of Carolina Longevity Institute, a global investment company focused on medtech, biotech and pharma investments in the healthspan and human longevity sectors. From 2005 to 2017, Mr. Holder was CEO, CFO, and Chairman of the Board of Organ Transport Systems, Inc. a medical device company in the organ transplantation industry. From 2000 to 2004, Mr. Holder was VP Sales, Operations and Finance; Chief Financial Officer of Premier Sourcing Partners, the information and medical technology subsidiary of Premier Inc. Prior to that, Mr. Holder was CFO of BeaconEye Inc., a publicly traded medtech company; Vice President of Heartland Capital Partners, the Sam Walton family controlled private equity fund; and Principal in the Corporate Development Group of AMR Corporation, a former Fortune 500 transportation and information technology company. Mr. Holder holds a Master of Business Administration from the Wharton School of Business at the University of Pennsylvania and a Bachelor of Science in Business Administration from the Kenan-Flagler Business School at the University of North Carolina at Chapel Hill.

Kathy McGee was appointed Chief Operating Officer in December 2020. She brings more than 25 years of biopharmaceutical and life sciences experience to AVITA Medical, most recently serving as President of CnA Consulting Group, which focuses on providing specialized consulting services to the life sciences industry. Prior to CnA Consulting, Ms. McGee was the Vice President of West Coast Operations at Shire Pharmaceuticals Regenerative Medicine Division, formerly Advanced BioHealing, where she was a part of the leadership team responsible for manufacturing operations, strategic planning, capital expansion, and real estate. At Advanced BioHealing, Ms. McGee served as the Senior Vice President of Operations and General Manager, with responsibility for the company’s manufacturing operations in La Jolla, CA. She has also held senior operations leadership roles at Smith and Nephew and Advanced Tissue Sciences. She earned her Bachelor of Science in Chemistry and Mathematics from University College Galway Ireland, and holds a Master’s degree in Business and Management from Webster University.

Dr. Michael Perry has served as a Non-Executive Director since September 28, 2022. Prior to this appointment, Dr Perry served as Non-Executive Director commencing in February 2013 until he was appointed Executive Director and Chief Executive Officer from June 2017 to September 2022. From 2016 to 2017, he served as Senior Vice President and Chief Scientific Officer of Global Business Development and Licensing for Novartis AG. From 2014 to 2016, Dr. Perry served as Chief Scientific Officer of Novartis’ Cell and Gene Therapy Unit, and from 2012 to 2014 he served as Vice President and Global Head of Stem Cell Therapy for Novartis Pharmaceuticals Corp, a U.S. affiliate of Switzerland-based Novartis AG. Dr. Perry previously served as the Global Head of R&D at Baxter Healthcare, President and CEO of Cell & Gene Therapy at Novartis affiliates Systemix Inc. and Genetic Therapy, Inc., VP Regulatory Affairs at Sandoz Pharmaceuticals Corp., Director of Regulatory Affairs at Schering-Plough Corporation, and Chairman, CEO or CMO at several early-stage biotech companies. He also previously served as a Venture Partner with Bay City Capital, LLC, a life science investment firm managing venture capital funds, based in San Francisco California. Dr. Perry serves as a Director of Arrowhead Pharmaceuticals, a public (NASDAQ) development stage company focused on medicines employing RNA interference technology.

COMPENSATION AND OTHER INFORMATION CONCERNING OUR EXECUTIVE OFFICERS AND DIRECTORS

Executive Compensation

Summary Compensation Table

The following table sets forth for our named executive officers the following information for the transition period ended December 31, 2021, and the fiscal year ended June 30, 2021 (in US dollars).

Name and Position	Year	Salary (1)	Bonus (2)	Stock Awards (3)	Option Awards (4)	Nonqualified deferred compensation earnings (5)	All Other Compensation (6)		Total
		($)	($)	($)	($)	($)	($)		($)
James Corbett*	TP	41,562		158,645	56,116				256,323
Chief Executive Officer	2021	—	—	—	—	—	—		—
Michael Holder	TP	212,500	—	212,205	90,337	1,000	6,491		522,533
Chief Financial Officer	2021	114,423	—	—	1,966,472	—	51,008	(9)	2,131,903
Kathy McGee	TP	177,675	33,757	212,205	90,337	413	1,333		515,720
Chief Operating Officer	2021	199,646	35,350	—	1,893,473	—	21,427		2,149,896
Michael Perry**	TP	282,487	—	772,244	323,137	383	108,286	(7)	1,486,537
Former Chief Executive Officer	2021	497,087	414,960	—	—	—	146,800	(8)	1,058,847

*

Mr. Corbett was appointed President and CEO of the Company effective as of September 28, 2022. Mr. Corbett’s salary/awards listed above were for board services as a Non-Executive Director and do not reflect his compensation as CEO.

**	Dr. Perry ceased to be the President and CEO of the Company effective as of September 28, 2022.
(1)	Amounts in this column represent dollar value of base salary (cash and non-cash) earned by the named executive officer during the period covered.
(2)	Amounts in this column represent dollar value of bonus (cash and non-cash) earned by the named executive officer during the period covered.
(3)

Amounts in this column represent awards of restricted stock units with the aggregate grant date fair value computed in accordance with FASB ASC Topic 718. The fair value determined at the date of grant in accordance with U.S. GAAP based on the closing price of our common stock on the applicable grant date. The vesting of these stock awards are subject to various performance or related criteria, including continuation of employment over the relevant vesting period.

(4)

Amounts in this column represent awards of stock options with the aggregate grant date fair value computed in accordance with FASB ASC Topic 718. Amounts in this column represent option awards issued to the individuals noted, based on the fair value determined at the date of grant in accordance with U.S. GAAP. See Note 13- Share-Based Payment Plans to our Consolidated Financial Statements included in Part II, Item 8. “Financial Statements and Supplementary Data” for the assumptions used in determining the grant date fair value of option awards. The vesting of these option awards is subject to various performance or related criteria, including continuation of employment over the relevant vesting period.

(5)	Above-market or preferential earnings on compensation that is deferred on a basis that is not tax-qualified, including such earnings on nonqualified defined contribution plans.
(6)

Amounts in this column represent all other compensation for the covered fiscal year that the smaller reporting company could not properly report in any other column of the Summary Compensation Table. This includes the 401-k match, superannuation (pension) and health care benefits.

(7)

Comprises (a) US$95,235 in relation to the travel, flight and accommodation costs associated with the executive commuting from his home to our offices in Valencia, California (including an amount necessary to gross up these costs for income tax purposes under U.S. federal, California and Colorado State laws); (b) US$10,722 associated with medical benefits (including an amount necessary to gross up these costs for income tax purposes under U.S. federal, California and Colorado and Nevada State laws), and (c) US$2,329 associated with deferred compensation employer matching contributions.
(8)

Comprises (a) US$114,408 in relation to the travel, flight and accommodation costs associated with the executive commuting from his home on Colorado to our offices in Valencia, California (including an amount necessary to gross up these cost for income tax purposes under U.S. federal, California and Colorado State laws); (b) US$26,217 associated with medical benefits (including an amount necessary to gross up these cost for income tax purposes under U.S. federal, California and Colorado State laws), and (c) US$6,175 associated with 401-k matching contributions.

(9)	Comprises US$47,923 of relocation expenses and US$3,085 of 401(k) employer match contribution.

Employment Contracts

The following table outlines the specified terms of the relevant employment contracts for the named executive officers of the Company. For compensation information of named executives refer to the table above.

Role	Name	Contract Duration	Period of Notice	Termination payments provided for by contract (1)
Former Chief Executive Officer (CEO)	Dr. Michael Perry*	Open ended contract	Voluntary Termination: not less than 30 days nor more than 90 days Termination for Good Reason: Not to exceed 90 days	12 months
Chief Executive Officer (CEO)	James Corbett**	Open ended contract	Termination without Good Reason: 90 days prior written notice	12 months
Chief Financial Officer	Michael Holder	Open ended contract	3-month notice period	9 months
Chief Operating Officer	Kathy McGee	Open ended contract	3-month notice period	9 months

*	Dr. Perry ceased to be the President and CEO of the Company effective as of September 28, 2022.
**	Mr. Corbett was appointed President and CEO of the Company effective as of September 28, 2022.
(1)

Severance payments only in the event of employment termination for involuntary termination without cause or termination for “good reason.” For the CFO and COO, Good Reason is defined as (i) a material diminution in executive’s authority, duties or responsibilities in effect at the time of this agreement; (ii) any reduction in the executive’s then-current base salary; (iii) relocation of executive’s principal place of work by a distance of fifty miles or more from the executive’s then current principal place of work without the executive’s consent; (iv) material breach by the Company of any provision of the executive’s employment agreement; (v) the occurrence of a change in control provided (i) through (iv) if such conduct is not cured within thirty days of receipt of written notice by the executive. For the CEO, Good Reason is defined as (i) a material reduction in executive’s base salary unless a proportionate reduction is made to the base salary of all members of the Company’s senior management; (ii) a material diminution in the executive’s authority, duties or responsibilities including a requirement that the CEO report to a corporate officer or employee instead of reporting directly to the board; (iii) a decision by the Company which would require the CEO to change his principle residence; or (iv) any other action or inaction that constitutes a material breach by the Company of the agreement with the CEO.

Compensation Principles

The Compensation Committee has a formal Compensation Governance Framework which, at the core, consists of a Compensation Committee Charter (the “Charter”). The Charter outlines the responsibilities and duties of the members, sets forth the frequency of meetings and establishes and reviews the overall compensation philosophy of the Company. The Compensation Committee reviews and approves the executive compensation program for the Chief Executive Officer and other executive officers and makes appropriate recommendations to the Board of Directors.

Compensation Committee

The Compensation Committee approves or makes recommendations to our Board of Directors on decisions concerning compensation of the executive management team and Board of Directors on a periodic basis to ensure that it is consistent with our short-term and long-term goals. The Compensation Committee assesses the appropriateness of the nature and amount of compensation of our executives by reference to relevant employment market conditions with the overall objective of ensuring maximum stakeholder benefit from the recruitment and retention of a high-quality board and executive team.

Additionally, the Compensation Committee is responsible for evaluating the performance of the Company’s key senior executives. Our Chief Executive Officer and other members of management regularly discuss our compensation issues with Compensation Committee members. Subject to Compensation Committee review, modification and approval, our Chief Executive Officer typically makes recommendations regarding bonuses and equity incentive awards for the other members of the executive management team. The Compensation Committee establishes all bonus and equity incentive awards for all executive members of the management team.

Resignation, Retirement, Termination for Cause, or Resignation without Good Reason Arrangements

The Company does not have any agreements or plans in place for the named executive officers that would provide additional compensation in connection with a resignation, retirement, termination for cause, or resignation without good reason.

Potential Payments upon Involuntary Termination, Resignation without Good Reason or Change-In-Control

The employment agreements provide for the following severance payments upon termination by us without cause or by the employee for good reason (as defined in the particular employment agreement): (i) payment of the employee’s then-current base salary for a period of nine months (in the case of COO and CFO) or twelve months (in the case of the CEO), following termination; (ii) a pro-rated target bonus for the period during which the employee was employed in the year of termination; and (iii) continued coverage under our group health and benefits plan consistent with the term of the base salary; and (iv) immediate acceleration of unvested stock options. Further, in the case of the Chief Executive Officer, if his employment terminates as a result of disability or death, he or his representative will be entitled to receive: (i) a lump sum payment equal to 12 months of the employee’s then-current base salary, (ii) any unpaid vacation, and (iii) any unpaid expense reimbursements due and owing. Payment in each case is subject to the employee’s, or representative’s execution of a release.

Outstanding Equity Awards at Fiscal Year End

The following table presents information regarding outstanding equity awards held by our named executive officers as of December 31, 2021 (in US dollars).

	Option awards				Stock awards
Name	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised unearned options (#)	Option exercise price ($) (2)	Option expiration date (2)	Number of unearned shares, units or other rights have not vested (#)	Market or payout value of unearned shares, units or other rights have not vested ($) (1)
Michael Perry*, Chief Executive Officer (3)	150,000	—	$5.99	11/30/2028	71,260	$853,695
	—	55,200	$12.18	12/22/2031	95,280	$1,141,454
Michael Holder, Chief Financial Officer	—	37,500	$22.25	3/22/2031	10,500	$125,790
	14,063	98,437	$19.91	5/11/2031	—	—
	—	6,925	$20.21	7/6/2031	—	—
Kathy McGee, Chief Operating Officer	9,500	118,500	$21.88	3/4/2031	10,500	$125,790
	—	6,925	$20.21	7/6/2031	—	—

*	Dr. Perry ceased to be the President and CEO of the Company effective as of September 28, 2022
(1)	Amounts in this column are calculated by multiplying the closing price of the Company’s shares of common stock on NASDAQ as of December 31, 2021, by the number of shares or units of stock awards.
(2)	Represents range of exercise price and expiration dates as options were granted on different dates throughout their tenure.
(3)	On December 22, 2021, stockholders approved the equivalent of 150,480 long term incentives that vest over tenure and performance metrics.

Director Compensation

The following table sets forth certain information regarding the compensation earned by or awarded to each non-employee director who served on our board during the transition period ended December 31, 2021 (in US dollars). We do not provide separate compensation to our executive directors, such as Dr. Michael Perry, who served as our Chief Executive Officer during the transition period ended December 21, 2021.

	Fees earned or paid in cash ($)	Stock awards ($)	Option awards ($)	Non-equity incentive plan compensation ($)	Nonqualified deferred compensation earnings ($)	All other compensation ($)	Total ($)
Non-Executive Directors
L Panaccio – Chairman	$54,207	$52,983	$18,714	$—	$—	$5,421	$131,325
J Curnock Cook	40,552	52,983	18,714	—	—	—	112,249
L Drapeau	50,562	52,983	18,714	—	—	—	122,259
S Crowe	42,619	52,983	18,714	—	—	4,262	118,578
J Corbett*	41,562	158,645	56,116	—	—	—	256,323
J Reed	43,437	158,645	56,116	—	—	—	258,198

Total Non-Executive Directors	$272,939	$529,222	$187,088	$—	$—	$9,683	$998,932

*	Mr. Corbett was appointed President and CEO of the Company effective as of September 28, 2022. The awards mentioned above reflect his compensation as a Non-Executive Director.

Proposal No. 3

APPROVAL OF AMENDMENT OF COMPANY’S CERTIFICATE OF INCORPORATION AND AMENDED AND RESTATED BYLAWS TO REDUCE THE QUORUM REQUIREMENT FOR STOCKHOLDER MEETINGS

Proposal No. 3 seeks the approval of stockholders to an amendment to our Certificate of Incorporation (the “Certificate”) and an amendment to our Amended and Restated Bylaws (the “Bylaws”) for the purpose of reducing the quorum requirement for the Company’s stockholder meetings. The Board has determined that it is in the Company’s and our stockholders’ best interests to amend the Certificate (the “Certificate Amendment”) and the Bylaws (the “Bylaws Amendment”) to reduce the quorum requirement for stockholder meetings from a majority of the outstanding voting securities of the Company (the “Current Quorum”) to one-third (33 1/3%) of the outstanding voting securities of the Company (the “Proposed Quorum”). The Board has adopted and declared advisable the Certificate Amendment and the Bylaws Amendment, both of which amendments are necessary in order to implement the Proposed Quorum, subject to stockholder approval.

The texts of the proposed Certificate Amendment and Bylaws Amendment are included as Annexes A and B to this Proxy Statement.

Background

A quorum is the minimum number of stockholders who must be present in person or by proxy at a stockholders meeting in order for that meeting to be validly held. It is a requirement under Delaware law that a company specify its quorum for its stockholder meetings by defining the proportion of the voting power that constitutes a quorum in its articles of incorporation or bylaws.

Our Certificate and our Bylaws provide that the current quorum for a meeting of the Company’s stockholders is a majority of the combined voting power of the Company’s capital stock issued and outstanding and entitled to vote at a meeting, present in person or represented by proxy.

Under Delaware law and the NASDAQ Marketplace Rules the minimum quorum requirement is 33 1/3%. The ASX Listing Rules do not stipulate a minimum quorum requirement, however companies that are listed on the ASX commonly have a minimum quorum of between two and five stockholders present in person or by proxy and entitled to vote on a resolution at the meeting. Our Current Quorum is above the minimum quorum requirement under Delaware law and reflects market practice for listed companies in the United States, although it is much higher than the typical quorum for companies that are listed on the ASX.

The Company’s predecessor, AVITA Medical Pty Limited (“Avita Australia”), was listed on the ASX and on NASDAQ prior to the AVITA group’s redomiciliation to the United States in 2020 (“Redomiciliation”). The quorum for meetings of Avita Australia’s members prior to the Redomiciliation was a minimum of three stockholders present in person or by proxy. Following the Redomiciliation, the Company became the parent company of the AVITA group and was listed on NASDAQ and the ASX with the Current Quorum in place under the Certificate and the Bylaws.

Although the Company’s primary listing is now on NASDAQ, it is cross listed on ASX and the majority of the Company’s voting power is represented by CDIs held through the ASX, with 40% of the Company’s voting power represented by shares of common stock on NASDAQ and 60% of the Company’s voting power represented by common stock underlying CDIs on ASX as of September 25, 2022. As has been noted in this Proxy Statement, CDI holders may only vote their CDIs by providing a completed CDI Voting Instruction Form under which CHESS Depositary Nominees may vote on their behalf at the stockholder meeting.

Since the Redomiciliation and the adoption of our Current Quorum, we have had difficulties reaching our Current Quorum for our stockholder meetings in a timely manner. We did not achieve our Current Quorum by the originally scheduled meeting dates for both our 2020 Annual Meeting and our 2021 Annual Meeting, which in both instances resulted in us adjourning the respective meeting for approximately one week to allow us to solicit further proxies and CDI Voting Instruction Forms from our stockholders in order to reach the Current Quorum and validly hold the respective Annual Meeting. At both the 2020 Annual Meeting and 2021 Annual Meeting, only approximately 35% of CDI holders voted by submitting their CDI Voting Instructions Forms prior to the date of the respective meeting.

The adjournments of our 2020 Annual Meeting and 2021 Annual Meeting due to the Current Quorum not being met resulted in disruption to the Company’s business and also the incurrence of significant additional costs, including additional payments to our share registries, virtual meeting hosts and our proxy solicitors.

Reasons for the Certificate Amendment and Bylaws Amendment

As a result of the above, the Board has formed the view that a reduction in the Company’s quorum for any future stockholder meetings from the Current Quorum to the Proposed Quorum, and the Certificate Amendment and Bylaws Amendment to make this change, is in the best interests of the Company and its stockholders, because the adoption of the Proposed Quorum by making the Certificate Amendment and Bylaws Amendment:

•

will markedly reduce the risk of the Company failing to achieve the required quorum for any stockholder meetings, which failure has at recent Annual Meetings required the Company to adjourn such meetings and caused it to incur as a result additional costs and suffer disruptions to its business; and

•	is high enough to ensure that a broad range of stockholders are present at a stockholder meeting in person or by proxy.

Accordingly, the Board has adopted and declared advisable the Certificate Amendment and Bylaws Amendment, subject to stockholder approval. The text of the proposed Certificate Amendment and Bylaws Amendment is included as Annexes A and B to this Proxy Statement.

Vote Required

Approval of this Proposal No. 3 requires the majority of the outstanding voting securities of the Company entitled to vote thereon to vote in favor of the proposal, which is the vote required to amend the Certificate under Delaware law. Abstentions and broker non-votes will have the same effect as votes “AGAINST” this Proposal.

The Board of Directors recommends a vote “FOR” the approval of the amendments to the Certificate and the Bylaws to reduce the quorum requirement for stockholder meetings from a majority of the outstanding voting securities of the Company to one-third (33 1/3%) of the outstanding voting securities of the Company.

Proposal No’s 4 – 7

APPROVAL OF THE GRANT OF OPTIONS AND RESTRICTED STOCK UNITS TO NON-EXECUTIVE DIRECTORS

Background

Proposal No’s 4 – 7 (inclusive) seek the approval of stockholders under ASX Listing Rule 10.11 for the grant of both restricted stock units (“RSUs”) and options to acquire shares of common stock (or if so elected, CDIs) of the Company to certain of the Company’s non-executive directors (“NED Securities”) to the value set out in Table 1 below. An RSU is a “restricted stock unit”, which is an unfunded and unsecured contractual entitlement to be issued or transferred a share of common stock in the Company for each RSU on a future date (after the vesting of the relevant RSU entitlement). Each RSU on vesting will entitle the relevant non-executive director to be issued one fully paid share of common stock of the Company for no monetary consideration. Each option on vesting and payment of the applicable exercise price by the non-executive director (being the closing price of the Company’s shares of common stock on NASDAQ on the date on which the options are granted) will entitle the relevant non-executive director to be issued one fully paid share of common stock of the Company. On vesting of an RSU or option, the non-executive director may (except where a cashless exercise program is implemented in respect of the relevant option) elect to acquire CDIs in place of common stock of the Company with five CDIs being equal to one share of common stock of the Company.

In 2021, the Board engaged Compensia, a premier independent compensation advisory firm with a focus on technology and life sciences companies in the U.S., to complete a detailed review of the Company’s compensation arrangements for non-executive directors to ensure that the Company’s compensation practices are competitive and aligned with U.S. compensation practices. Alignment with U.S. compensation practices has become increasingly important following the Company’s redomiciliation from Australia to the U.S., and its predominant focus on U.S. markets for its FDA approved RECELL® product.

For the analysis, Compensia developed a peer group of 20 U.S. based public companies of similar size, industry, revenue, and market cap, using a rules-based approach. They provided recommendations in relation to non-executive director annual fees against competitive market data. The Company’s Compensation Committee has based the proposed grant of the NED Securities to the non-executive directors set out in Table 1 below at just above the 25th percentile of board equity compensation compared with peer data as per Compensia’s analysis.

The Board is of the view that the grant of the NED Securities to the below named non-executive directors is a reasonable and appropriate method to provide cost effective remuneration to the relevant non-executive directors as the non-cash form of this remuneration will allow the Company to spend a greater proportion of its cash reserves on its operations than it would if alternative cash forms of remuneration were required to be provided to the relevant non-executive directors instead of the NED Securities.

Consistent with common U.S. company non-executive director annual equity remuneration practices as reported by Compensia in their 2021 report, Table 1 below reflects the NED Securities proposed to be granted to the named non-executive director in respect of the fiscal year ending December 31, 2022. The material terms of the NED Securities are set out below under the heading “Material terms of the NED Security Agreements”. Table 2 below provides illustrative examples (only) of the number of RSUs and options that may be granted to the non-executive directors based on a range of possible scenarios. It is important to note that the number of RSUs and options that will actually be granted to each relevant non-executive director will not, however, be known until the actual date of grant of the RSUs and options, which is likely to be the date of the Annual Meeting (or shortly thereafter) if the proposed grant to the relevant non-executive director is approved at the Annual Meeting.

Table 1: NED Securities proposed to be granted

Set out below are details of the NED Securities proposed to be granted to the non-executive directors if approved under Proposal No’s 4 – 7.

Non-executive director	RSUs and options to be granted	Vesting schedule
Louis Panaccio

•  RSUs to acquire shares of common stock(1) equal in value to US$87,500 (as of the date of the grant)

•  Options to acquire shares of common stock(2) equal in value to US$37,500 (as of the date of the grant)

Note: Mr. Panaccio may elect to acquire CDIs in place of common stock, where five CDIs are equal to one share of common stock

• RSUs to vest 12 months from the grant date • Options to vest 12 months from the grant date with an expiration date of ten years from the grant date

Suzanne Crowe

•  RSUs to acquire shares of common stock(1) equal in value to US$87,500 (as of the date of the grant)

•  Options to acquire shares of common stock(2) equal in value to US$37,500 (as of the date of the grant)

Note: Professor Crowe may elect to acquire CDIs in place of common stock, where five CDIs are equal to one share of common stock

• RSUs to vest 12 months from the grant date • Options to vest 12 months from the grant date with an expiration date of ten years from the grant date

Jeremy Curnock Cook

•  RSUs to acquire shares of common stock(1) equal in value to US$87,500 (as of the date of the grant)

•  Options to acquire shares of common stock(2) equal in value to US$37,500 (as of the date of the grant)

Note: Mr. Curnock Cook may elect to acquire CDIs in place of common stock, where five CDIs are equal to one share of common stock

• RSUs to vest 12 months from the grant date • Options to vest 12 months from the grant date with an expiration date of ten years from the grant date

Jan Stern Reed

•  RSUs to acquire shares of common stock(1) equal in value to US$87,500 (as of the date of the grant)

•  Options to acquire shares of common stock(2) equal in value to US$37,500 (as of the date of the grant)

Note: Ms. Reed may elect to acquire CDIs in place of common stock, where five CDIs are equal to one share of common stock

• RSUs to vest 12 months from the grant date • Options to vest 12 months from the grant date with an expiration date of ten years from the grant date

(1)

Upon the vesting of an RSU, the holder will be entitled to be issued the relevant number of shares of common stock (or CDIs) of the Company without the payment of any cash or other form of consideration.

(2)

The exercise price payable for each share of common stock the subject of the option will be the closing price of the Company’s shares of common stock on NASDAQ on the date on which the options are granted which will be the date of the Annual Meeting or shortly thereafter.

Calculation of the number of NED Securities to be granted

As noted above, it is proposed that, subject to stockholder approval at the Annual Meeting, each of the above mentioned non-executive directors will be granted RSUs to acquire shares of common stock equal in value to US$87,500 (as at the date of the grant) and options to acquire shares of common stock equal in value to US$37,500 (as at the date of the grant).

The number of NED Securities to be granted to each relevant non-executive directors on the date of grant will be determined in accordance with the following formulae:

In respect of the RSUs:    R = A / B

where:

R	means the number of RSUs to be issued to the relevant non-executive director rounded down to the nearest whole RSU

A	means the amount of US$87,500

B	means the closing price of the Company’s shares of common stock on NASDAQ on the date of grant of the RSUs

In respect of the options:     O = X / Y

where:

O	means the number of options to be issued to the relevant non-executive director rounded down to the nearest whole option

X	means the amount of US$37,500

Y	means the closing price of the Company’s shares of common stock on NASDAQ on the date of grant of the options

Table 2: Illustrative examples (only) of how the number of RSUs and options will be calculated

Set out below are example calculations, for illustrative purposes (only), of how the number of NED Securities to be granted to a non-executive director will be calculated by applying the above formulae. These examples have been calculated by reference to the lowest closing price of the Company’s common stock and highest closing price of the Company’s common stock on NASDAQ over the 6-month period to August 31, 2022.

It is important that stockholders note that the below calculations are examples only and the number of NED Securities that will actually be granted will be calculated on the basis of the closing price of the Company’s shares of common stock on NASDAQ on the date on which the relevant non-executive directors are granted their NED Securities, which will be the date of the Annual Meeting or shortly thereafter. As a result, the number of NED Securities actually granted to each relevant non-executive director may vary materially from the examples set out below.

Example 1 – Lowest closing price on NASDAQ over 6-month period to August 31, 2022:

If, by way of example, a non-executive director had been granted their NED Securities on the date of the lowest closing price of the Company’s common stock on NASDAQ over the 6-month period to August 31, 2022, the number of NED Securities to be granted to that non-executive director would, by applying the abovementioned formulae, be as follows:

RSUs

•	A = US$87,500

•	B = US$4.60, being the lowest closing price of the Company’s common stock on NASDAQ over the 6-month period to August 31, 2022

•	R = 19,021 RSUs to acquire 19,021 shares of common stock (or 95,105 CDIs if so elected) (being the result of dividing A by B)

Options

•	X = US$37,500

•	Y = US$4.60, being the lowest closing price of the Company’s common stock on NASDAQ over the 6-month period to August 31, 2022

•	O = 8,152 RSUs to acquire 8,152 shares of common stock (or 40,760 CDIs if so elected) (being the result of dividing X by Y)

Example 2 – Highest closing price on NASDAQ over 6-month period to August 31, 2022:

If, by way of example, a non-executive director had been granted their NED Securities on (the date of the highest closing price of the Company’s common stock on NASDAQ over the 6-month period to August 31, 2022, the number of NED Securities to be granted to that non-executive director would, by applying the abovementioned formulae, be as follows:

RSUs

•	A = US$87,500

•	B = US$10.57, being the highest closing price of the Company’s common stock on NASDAQ over the 6-month period to August 31, 2022

•	R = 8,278 RSUs to acquire 8,278 shares of common stock (or 41, 390 CDIs if so elected) (being the result of dividing A by B)

Options

•	X = US$37,500

•	Y = US$10.57, being the highest closing price of the Company’s common stock on NASDAQ over the 6-month period to August 31, 2022

•	O = 3,547 RSUs to acquire 3,547 shares of common stock (or 17,735 CDIs if so elected) (being the result of dividing X by Y)

If stockholder approval is obtained, the NED Securities proposed to be granted to each relevant non-executive director will be granted under and subject to the terms and conditions of a template RSU agreement (in respect of the RSUs) and a template option agreement (in respect of the options) to be entered into between the relevant non-executive director and the Company (“NED Security Agreements”), the terms of which are summarized below.

Each of Proposal No’s 4 – 7 (inclusive) are separate Proposals to be considered by stockholders independently. In addition, Proposal No’s 4 – 7 (inclusive) are not interdependent Proposals, meaning that the approval of one Proposal will not impact the outcome of another Proposal (e.g., if Proposal No.4 is not approved, this does not impact the ability of Proposal No.5 to be approved). Accordingly, if only some of Proposal No’s 4 – 7 are approved by stockholders, those Proposals that are approved will remain valid even if certain of Proposal No’s 4 – 7 are not approved by stockholders.

Those non-executive directors who have the grant of NED Securities to them approved will be entitled to be granted those NED Securities whereas those non-executive directors who do not have the grant of NED Securities to them approved will not be entitled to be granted those NED Securities.

ASX Listing Rule 10.11

The requirement to seek stockholder approval for the grant of the NED Securities is contained in ASX Listing Rule 10.11. ASX Listing Rule 10.11 provides that a company must not, subject to specified exceptions, issue or agree to issue any equity securities to a related party, which includes a director, without stockholder approval. If stockholder approval in relation to Proposal No’s 4 – 7 is received, approval is not required under ASX Listing Rule 7.1 and the subsequent issue of the shares of common stock (or CDIs) the subject of the options and RSUs will not be counted towards the Company’s 15% placement capacity restriction set out in ASX Listing Rule 7.1.

Reasons for the grant of NED Securities

The Board has approved the proposed grant of the NED Securities in order to promote ownership in the Company by the non-executive directors and to align their interests with stockholders by linking part of their compensation to the long-term success of the Company and its financial performance. The provision of the NED Securities is an essential component of compensation for U.S. based non-executive directors of NASDAQ listed companies and the Board believes that the grant of the NED Securities should assist the Company in retaining members of the Board of Directors in an increasingly competitive environment for the recruitment and retention of non-executive directors.

As noted above, the Board is also of the view that the grant of the NED Securities to the above mentioned non-executive directors is a reasonable and appropriate method to provide cost effective remuneration to those non-executive directors as the non-cash form of this remuneration will allow the Company to spend a greater proportion of its cash reserves on its operations than it would if alternative cash forms of remuneration were required to be provided to those non-executive directors instead of the NED Securities.

Material terms of the NED Security Agreements

In addition to the value, vesting schedules and other terms of the RSUs and options noted in the tables above, the following is a summary of other material terms of the NED Security Agreements.

Option Agreements

a)	Grant Price: There is no consideration payable for the grant of the options.

b)

Exercise Price: As noted above, the exercise price payable for each share of common stock the subject of the option will be the closing price of the Company’s shares of common stock on NASDAQ on the date on which the option is granted.

c)

Method of payment of Exercise Price: Each non-executive director may pay the applicable exercise price by personal check (or readily available funds), wire transfer, cashier’s check or by consideration received by the Company pursuant to a broker-assisted cashless exercise program implemented by the “Administrator” under the Option Agreement. Under a cashless exercise, also known as a same-day sale, a broker facilitates the exercise of options by the grantee so that the grantee may exercise options without making an upfront purchase of shares. The grantee exercises the options, and then immediately sells enough shares of common stock to repay the broker and cover any associated costs with the transaction. The grantee then retains the net number of shares of common stock.

d)

Shares of common stock (and not CDIs) issued under a cashless exercise: Where a cashless exercise program is implemented, only shares of common stock (and not CDIs) may be issued to the non-executive director.

e)

Vesting Conditions: The relevant vesting conditions for the options (which are entirely time based) are set out in Table 1 above for each non-executive director. Once an option has vested it may be exercised at any time during the option term applicable to it.

f)

Option term: The options will expire at the close of business at the Company’s headquarters on the applicable expiration date (being 10 years from the grant date of the relevant option), unless the relevant Option Agreement terminates earlier in connection with the non-executive director no longer serving as a director of the Company or in the event of a change of control occurring with respect to the Company.

g)

Lapsing on cessation as a director: If a non-executive director ceases to be a director of the Company prior to the relevant expiration date of the option (other than for cause), the unvested portion of the director’s options will automatically expire on the director’s date of termination, and the vested portion of the director’s options will remain outstanding and exercisable for the following periods (unless otherwise determined by the Company’s Compensation Committee): (i) three months following termination for any reason other than cause, disability or death; (ii) six months following a termination due to disability; and (iii) 12 months following the date of the director’s death, if they die while serving as a director or during the period provided in (i) or (ii).

If a non-executive director ceases to be a director of the Company prior to the relevant expiration date of the option due to being terminated for cause, the option will terminate and be forfeited immediately upon the director’s termination, and the director will be prohibited from exercising any portion (including any vested portion) of the option on or after the date of termination. If the director’s service as a non-executive director of the Company is suspended pending an investigation as to whether the director will be terminated for cause, all of the director’s rights under the option, including the right to exercise any vested options, will be suspended during the investigation period.

h)

Subject to the ASX Listing Rules: While the Company is subject to the ASX Listing Rules, there are additional restrictions that will apply to each non-executive director under the terms of the relevant Option Agreement including, amongst other things, restrictions on the director’s ability as an option holder to participate in new issues of shares of common stock (where a new issue is offered to existing holders of the Company’s shares of common stock) where it relates to the shares of common stock the subject of the option and restrictions in relation to the amendment or modification of the terms of the options (unless such amendment or modification is made to comply with the ASX Listing Rules or unless otherwise permitted by the ASX Listing Rule or by a waiver granted by the ASX).

i)

Adjustment of shares of common stock: If the number of the Company’s outstanding shares of common stock is changed or the value of the Company’s shares of common stock are otherwise affected by the occurrence of certain specified corporate actions, then the maximum number and class of shares of common stock or type of security reserved for issuance and the exercise price and number and class of shares of common stock or type of security subject to the relevant option grant will, subject to any required action by the Board of Directors or the Company’s stockholders and subject to compliance with, and to the extent permitted by, all “Applicable Laws” (as defined in the Option Agreement), be proportionately adjusted or adjusted in such manner as the Company’s Compensation Committee determines to be equitably required, provided that fractions of a share of common stock will not be issued. In this respect, where the ASX Listing Rules apply, the Compensation Committee will make such adjustments as are necessary and in accordance with the ASX Listing Rules to the number, class, or type of shares of common stock or securities that are subject to the option grant or the exercise price and such other adjustments as are appropriate in the discretion of the Compensation Committee and in accordance with the ASX Listing Rules. Such adjustments may provide for the elimination of fractional shares that may otherwise be subject to the option grant without any payment therefor.

j)

Minimum number of shares of common stock: The option granted to each non-executive director under the Option Agreement may be exercised on multiple occasions during the option term, however the Company may impose a minimum number of shares of common stock in respect of which the option may be exercised at any one time.

k)

Change in control: In the event that the Company is subject to a change of control (as that term is defined in the Option Agreement), any unvested portion of the relevant option outstanding as of immediately prior to the change in control will vest in full as of the change in control.

RSU Agreements

a)	Grant Price: There is no consideration payable for the grant of the RSUs.

b)

Vesting Conditions: The relevant vesting conditions for the RSUs (which are entirely time based) are set out in Table 1 above in respect of each non-executive director (as applicable). The Company will issue to the non-executive director shares of common stock (or CDIs) on or as soon as administratively practical (and within 20 business days in accordance with the terms of the RSU Agreement) following the relevant vesting date of the RSUs.

c)

Lapsing on cessation as a director: If a non-executive director’s continuous service as a non-executive director of the Company terminates for any reason, all unvested RSUs will be forfeited to the Company, and all rights of the non-executive director to such RSUs will immediately terminate without payment of any consideration to the non-executive director.

d)

Adjustment of shares of common stock: If the number of the Company’s outstanding shares of common stock is changed or the value of the Company’s shares of common stock are otherwise affected by the occurrence of certain specified corporate actions, then the maximum number and class of shares of common stock or type of security reserved for issuance under an RSU will, subject to any required action by the Board of Directors or the Company’s stockholders and subject to compliance with, and to the extent permitted by, all “Applicable Laws” (as defined in the RSU Agreement), be proportionately adjusted or adjusted in such manner as the Company’s Compensation Committee determines to be equitably required, provided that fractions of a share of common stock will not be issued. In this respect, where the ASX Listing Rules apply, the Compensation Committee will make such adjustments as are necessary and in accordance with the ASX Listing Rules to the number, class or type of shares of common stock or securities that are subject to the RSU grant and such other adjustments as are appropriate in the discretion of the Compensation Committee and in accordance with the ASX Listing Rules. Such adjustments may provide for the elimination of fractional shares that may otherwise be subject to RSU grants without any payment therefor.

e)

Change in control: In the event that the Company is subject to a change of control (as that term is defined in the RSU Agreement), any unvested portion of the relevant RSUs outstanding as of immediately prior to the change in control will vest in full as of the change in control.

Certain US Federal Income Tax Consequences

The following is a brief summary of certain of the US federal income tax consequences of certain transactions under the NED Security Agreements based on US federal income tax laws in effect. This summary, which is presented for the information of stockholders considering how to vote on this Proposal and not for award grantees, is not intended to be complete and does not describe federal taxes other than income taxes, such as Medicare and Social Security taxes, state taxes, local taxes, or foreign taxes.

There are generally no US income tax consequences for the Company or the option holder upon the grant of a non-statutory stock option. In general, when a non-statutory stock option is exercised, the recipient will recognize ordinary income equal to the excess of the fair market value of the shares of common stock for which the option is exercised on the date of exercise over the aggregate exercise price. Upon the sale of shares of common stock acquired from exercising an option, the recipient will realize a capital gain (or loss) equal to the difference between the proceeds received and the fair market value of the shares of common stock on the date of exercise. The capital gain (or loss) will be a long-term capital gain (or loss) if the participant held the shares of common stock for more than a year after the exercise of the option, or otherwise a short-term capital gain (or loss).

RSUs will not have US tax consequences for the Company or the recipient at the time of grant. Income will be realized when the awards vest. At that time, the recipient will realize ordinary income equal to the fair market value of the shares of common stock issued to them. Upon the sale of shares of common stock received in settlement of RSUs, the recipient will realize a capital gain or loss equal to the difference between the sale proceeds and income previously realized with respect to the shares of common stock. The capital gain (or loss) will be a long-term capital gain (or loss) if the recipient held the shares of common stock for more than one year after realizing income attributable to the shares of common stock, or otherwise a short-term capital gain (or loss).

To the extent that an award recipient recognizes ordinary income in the circumstances described above, the Company or the subsidiary for which they perform services will be entitled to a corresponding deduction provided that, among other things, the income meets the test of reasonableness, is an ordinary and necessary business expense, is not an “excess parachute payment” within the meaning of Section 280G of the U.S. Internal Revenue Code of 1986, as amended (“Code”) and is not disallowed by the US$1 million limitation on certain executive compensation under Section 162(m) of the Code.

Information required under ASX Listing Rules 10.11 and 10.13

For the purposes of ASX Listing Rules 10.11 and 10.13, the following information is provided:

•

(ASX Listing Rule 10.13.1): The NED Securities are proposed to be granted to certain of the Company’s non-executive directors, namely Mr. Louis Panaccio, Professor Suzanne Crowe, Mr. Jeremy Curnock Cook, and Ms. Jan Stern Reed.

•

(ASX Listing Rule 10.13.2): Each of Mr. Louis Panaccio, Professor Suzanne Crowe, Mr. Jeremy Curnock Cook, and Ms. Jan Stern Reed are directors of the Company, and therefore fall into the category under ASX Listing Rule 10.11.1.

•

(ASX Listing Rule 10.13.3): The class of securities to be issued to each relevant non-executive director are set out above. The number of NED Securities to be issued will be calculated on the date of grant in accordance with the formulae set out above.

•

(ASX Listing Rule 10.13.4): The securities proposed to be granted under Proposal No’s 4 – 7 (inclusive) are the NED Securities, comprising RSUs and options to acquire fully paid shares of common stock (which each relevant non-executive director may elect to receive as CDIs (where five CDIs are equal to one share of common stock) except in the case of a cashless exercise of an option). The material terms of the NED Securities are set out above.

•

(ASX Listing Rule 10.13.5): Any NED Securities to be granted to the relevant non-executive directors, if approved under Proposal No’s 4 – 7, will be granted on the date of the Annual Meeting or shortly thereafter (and no later than one month after the date of the Annual Meeting).

•

(ASX Listing Rule 10.13.6): The Company will receive no form of consideration for the grant of the RSUs (or for the common stock (or CDIs) to be issued upon the vesting of the RSUs) or the options, other than the continued provision of non-executive directors services by the non-executive directors. In relation to the options, once vested, the relevant non-executive director will be required to pay the exercise price for the number of shares of common stock of the Company (which may be represented as CDIs) the subject of the options being exercised. The exercise price payable for each share of common stock to be issued under the option will be the closing price of the Company’s shares of common stock on NASDAQ on the date on which the option is granted. For example, if the option was granted on October 4, 2022 (United States), the exercise price for each share of common stock to be issued under the option would be US$5.36, being the closing price of the Company’s shares of common stock on NASDAQ on October 4, 2022 (United States). Where a non-executive director elects to receive CDIs instead of shares of common stock, the total exercise price will remain the same however the non-executive director will receive five CDIs for each share of common stock that the director would have otherwise received.

•

(ASX Listing Rule 10.13.7): As noted above, the purpose of the proposed grant of the NED Securities is to promote ownership in the Company by the relevant non-executive directors and to align their interests with stockholders by linking part of their compensation to the long-term success of the Company and its financial performance.

•	(ASX Listing Rule 10.13.8): The details of each relevant non-executive director’s current total remuneration package (in US dollars) is set out below.

•

(ASX Listing Rule 10.13.9): The NED Securities are proposed to be granted in accordance with the terms and conditions of the NED Security Agreements. The material terms of the NED Security Agreements are set out above.

Non-Executive Director’s Current Total Remuneration Table (in U.S. dollars):

Name	Board Member	Board Chair	Audit Chair	Audit Committee	Compensation Chair	Compensation Committee	Nominating Chair	Nominating Committee	Total
Louis Panaccio	$70,000	$35,000		$10,000		$7,500		$5,000	$127,500
Jeremy Curnock Cook	$70,000					$7,500		$5,000	$82,500
Suzanne Crowe	$70,000				$15,000		$10,000		$95,000
Jan Stern Reed	$70,000			$10,000		$7,500		$5,000	$92,500

Recommendation

The Board (other than Mr. Louis Panaccio, who abstains given his personal interest in Proposal No. 4) recommends that stockholders vote “FOR” Proposal No. 4.

The Board (other than Professor Suzanne Crowe, who abstains given her personal interest in Proposal No. 5) recommends that stockholders vote “FOR” Proposal No. 5.

The Board (other than Mr. Jeremy Curnock Cook, who abstains given his personal interest in Proposal No. 6) recommends that stockholders vote “FOR” Proposal No. 6.

The Board (other than Ms. Jan Stern Reed, who abstains given her personal interest in Proposal No. 7) recommends that stockholders vote “FOR” Proposal No. 7.

As noted above, Proposal No’s 4 – 7 (inclusive) are not interdependent Proposals. Accordingly, if only some of Proposal No’s 4 – 7 are approved by stockholders, those Proposals that are approved will remain valid even if certain of Proposal No’s 4 – 7 are not approved by stockholders. If this occurs, those non-executive directors who have the grant of NED Securities to them approved will be entitled to be granted those NED Securities whereas those non-executive directors who do not have the grant of NED Securities to them approved will not be entitled to be granted those NED Securities.

Vote Required

Approval of each of Proposal No’s 4 – 7 requires a number of “FOR” votes that is a majority of the votes cast by the Company’s stockholders present in person or represented by proxy at the Annual Meeting and entitled to vote on the relevant Proposal.

Voting Exclusion Statement

The Company will disregard any votes cast in favor of:

•

Proposal No. 4 by on or behalf of Mr. Panaccio and any other person who will obtain a material benefit as a result of the issue of the securities under Proposal No. 4 (except a benefit solely by reason of being a holder of the Company’s shares of common stock (or CDI(s)) or their associates;

•

Proposal No. 5 by or on behalf of Professor Crowe and any other person who will obtain a material benefit as a result of the issue of the securities under Proposal No. 5 (except a benefit solely by reason of being a holder of the Company’s shares of common stock (or CDI(s)) or their associates;

•

Proposal No. 6 by or on behalf of Mr. Curnock Cook and any other person who will obtain a material benefit as a result of the issue of the securities under Proposal No. 6 (except a benefit solely by reason of being a holder of the Company’s shares of common stock (or CDI(s)) or their associates;

•

Proposal No. 7 by or on behalf of Ms. Stern Reed and any other person who will obtain a material benefit as a result of the issue of the securities under Proposal No. 7 (except a benefit solely by reason of being a holder of the Company’s shares of common stock (or CDI(s)) or their associates;

however, the Company need not disregard a vote cast in favor of any of the above Proposals by:

•

a person as proxy or attorney for a person who is entitled to vote on the relevant Proposal, in accordance with directions given to the proxy or attorney to vote on the relevant Proposal in that way; or

•

the chair of the annual meeting as proxy or attorney for a person who is entitled to vote on the relevant Proposal, in accordance with a direction given to the chair to vote on the relevant Proposal as the chair decides; or

•	a holder acting solely in a nominee, trustee, custodial or other fiduciary capacity on behalf of a beneficiary provided the following conditions are met:

•	the beneficiary provides written confirmation to the holder that the beneficiary is not excluded from voting, and is not an associate of a person excluded from voting, on the relevant Proposal; and

•	the holder votes on the relevant Proposal in accordance with directions given by the beneficiary to the holder to vote in that way.

Proposal No. 8

APPROVAL OF THE GRANT OF OPTIONS TO MR. JAMES CORBETT, PRESIDENT AND CEO OF THE COMPANY

Background

Mr. James Corbett was appointed as the Company’s President and CEO effective as of September 28, 2022 (United States) / September 29, 2022 (Australia) (“Appointment Date”). Mr. Corbett entered into an employment agreement with the Company effective as of the Appointment Date (“Employment Agreement”), under which it was agreed that the Company would issue an initial grant of options to Mr. Corbett equal in value to US$1,000,000, with an effective grant date of the Appointment Date, subject to the approval of the Company’s stockholders.

Proposal No. 8 seeks the approval of stockholders under ASX Listing Rule 10.11 for the issue of the initial grant of options to acquire shares of common stock (or, if so elected, CDIs) of the Company to Mr. Corbett (“CEO Options”) on the terms and conditions of an option agreement (“Option Agreement”) to be entered into between Mr. Corbett and the Company, the proposed terms of which are set out below. The number of CEO Options to be granted to Mr. Corbett under this Proposal No. 8 is 226,296 CEO Options, being calculated by dividing US$1,000,000 by the value of the CEO Options, which was determined using a conventional Black-Scholes Pricing Model (“BSPM”) (see further details below).

Each option on vesting and payment of the applicable exercise price by Mr. Corbett (being the closing price of the Company’s shares of common stock on NASDAQ on the date on which the options are deemed to have been granted, being the Appointment Date) will entitle Mr. Corbett to be issued one fully paid share of common stock of the Company. Mr. Corbett may (except where a cashless exercise program is implemented in respect of the relevant option) elect to acquire CDIs in place of common stock of the Company with five CDIs being equal to one share of common stock of the Company.

If stockholder approval is obtained, the CEO Options will be issued under and subject to the terms of the Option Agreement, with an effective grant date of the Appointment Date. If stockholder approval is not obtained, the CEO Options will not be issued to Mr. Corbett.

ASX Listing Rules 10.11 and 10.12

The requirement to seek stockholder approval for the issue of the CEO Options is contained in ASX Listing Rule 10.11. ASX Listing Rule 10.11 provides that a company must not, subject to specified exceptions, issue or agree to issue any equity securities to a related party, which includes a director, without stockholder approval.

The exceptions to ASX Listing Rule 10.11 are set out in ASX Listing Rule 10.12. Relevantly, Exception 11 of ASX Listing Rule 10.12 provides that an agreement to issue securities that is conditional on the holders of the company’s ordinary securities approving the issue under ASX Listing Rule 10.11 before the issue is made is a permitted exception to ASX Listing Rule 10.11 (on the condition that the company does not issue the securities without obtaining such approval).

The Company’s agreement to issue the CEO Options to Mr. Corbett under the Employment Agreement falls within Exception 11 of ASX Listing Rule 10.12, because under the terms of that agreement the issue of the CEO Options is subject to the Company obtaining stockholder approval. Accordingly, the Company must obtain stockholder approval for the issue of the CEO Options under ASX Listing Rule 10.11 and the Company must not issue the CEO Options without such stockholder approval.

If stockholder approval in relation to this Proposal No. 8 is received, approval is not required under ASX Listing Rule 7.1 and the subsequent issue of the shares of common stock (or CDIs) the subject of the CEO Options will not be counted towards the Company’s 15% placement capacity restriction set out in ASX Listing Rule 7.1.

Reasons for the grant of the CEO Options

As noted above, Mr. Corbett was appointed as the Company’s President and CEO effective from September 28, 2022. The Board approved the grant of the CEO Options to Mr. Corbett (subject to stockholder approval) in order to incentivize Mr. Corbett in his new role as President and CEO of the Company and to promote the alignment of Mr. Corbett’s interests with the Company’s stockholders.

Number of CEO Options and vesting conditions

Set out below are details of the CEO Options proposed to be issued to Mr. Corbett if approved by stockholders under this Proposal No. 8.

Number of CEO Options to be issued	Vesting schedule	Vesting date schedule

Options to acquire shares of common stock(1) equal in value to US$1,000,000 (as at the date of grant, being the Appointment Date).

As noted above, the number of CEO Options to be granted to Mr. Corbett under this Proposal No. 8 is 226,296 CEO Options, being calculated by dividing US$1,000,000 by the value of the CEO Options, which was determined using a conventional BSPM (see further details below).

Tenure based—the CEO Options will vest on an annual basis over four years in equal instalments, subject to Mr. Corbett continuing to be employed with the Company, and may then be exercised (subject to the payment by Mr. Corbett of the exercise price)(2) with an expiration date of ten years from the grant date (being the Appointment Date)

Year 1: September 28, 2023 (United States) / September 29, 2023 (Australia) (25% of the CEO Options, being 56,574 CEO Options)

Year 2: September 28, 2024 (United States) / September 29, 2024 (Australia) (25% of the CEO Options, being 56,574 CEO Options)

Year 3: September 28, 2025 (United States) / September 29, 2025 (Australia) (25% of the CEO Options, being 56,574 CEO Options)

Year 4: September 28, 2026 (United States) / September 29, 2026 (Australia) (25% of the CEO Options, being 56,574 CEO Options)

(1)	Note: Mr. Corbett may elect to acquire CDIs in place of common stock, where five CDIs are equal to one share of common stock
(2)

Note: The exercise price payable for each share of common stock to be issued upon exercise of each CEO Option will be US $5.64, being the closing price of the Company’s shares of common stock on NASDAQ on the date on which the CEO Options are to be treated as granted (being the Appointment Date).

Black-Scholes Pricing Model

As noted above, the number of CEO Options to be granted to Mr. Corbett under this Proposal No. 8 will be 226,296 CEO Options. This was calculated by dividing the awarded amount of $1,000,000 USD by the grant date fair value of the CEO Options using the Black-Scholes model as of the grant date (being the Appointment Date).

Material terms of the Option Agreement

Set out below is a summary of the principal terms of the Option Agreement.

Option Agreement

a)	Grant Price: There is no consideration payable for the grant of the CEO Options.

b)

Exercise Price: As noted above, the exercise price payable for each share of common stock to be issued under each CEO Option will be US$5.64, being the closing price of the Company’s shares of common stock on NASDAQ on the date on which the CEO Options are to be treated as granted, being the Appointment Date.

c)

Method of payment of Exercise Price: Mr. Corbett may pay the applicable exercise price by personal check (or readily available funds), wire transfer, cashier’s check or by consideration received by the Company pursuant to a broker-assisted cashless exercise program implemented by the “Administrator” under the Option Agreement. Under a cashless exercise, also known as a same-day sale, a broker would facilitate the exercise of CEO Options by Mr. Corbett so that Mr. Corbett may exercise CEO Options without making an upfront purchase of shares. Mr. Corbett would exercise the CEO Options, and then immediately sell enough shares of common stock to repay the broker and cover any associated taxes and costs with the transaction. Mr. Corbett would then retain the net number of shares of common stock.

d)	Shares of common stock (and not CDIs) issued under a cashless exercise: Where a cashless exercise program is implemented, only shares of common stock (and not CDIs) may be issued to Mr. Corbett.

e)

Vesting Conditions: The relevant vesting conditions for the CEO Options are set out in the above table. Once a CEO Option has vested it may be exercised at any time during the option term applicable to it.

f)

Option term: The CEO Options will expire at the close of business at the Company’s headquarters on the applicable expiration date (being 10 years from the grant date of the CEO Option, with the grant date being treated as the Appointment Date), unless the Option Agreement terminates earlier in connection with Mr. Corbett no longer serving as an employee of the Company or in the event of a change of control.

g)

Lapsing on cessation as CEO: If Mr. Corbett ceases to be an employee of the Company prior to the relevant expiration date of the CEO Options (other than for cause), the unvested portion of Mr. Corbett’s CEO Options will automatically expire on the date that Mr. Corbett ceases to be an employee the Company, and the vested portion of Mr. Corbett’s CEO Options will remain outstanding and exercisable for the following periods (unless otherwise determined by the Company’s Compensation Committee): (i) three months following termination for any reason other than cause, disability or death; (ii) six months following a termination due to disability; and (iii) 12 months following the date of Mr. Corbett’s death, if he dies while an employee of the Company or during the period provided in (i) or (ii).

If Mr. Corbett ceases to be an employee of the Company prior to the relevant expiration date of the CEO Options due to being terminated for cause, the CEO Options will terminate and be forfeited immediately upon Mr. Corbett’s termination, and Mr. Corbett will be prohibited from exercising any portion (including any vested portion) of the CEO Options on or after the date of termination. If Mr. Corbett’s employment with the Company is suspended pending an investigation as to whether he will be terminated for cause, all of Mr. Corbett’s rights under the CEO Options, including the right to exercise any vested CEO Options, will be suspended during the investigation period.

h)

Subject to the ASX Listing Rules: While the Company is subject to the ASX Listing Rules, there are additional restrictions that will apply to Mr. Corbett under the terms of the Option Agreement including, amongst other things, restrictions on Mr. Corbett’s ability as an option holder to participate in new issues of shares of common stock (where a new issue is offered to existing holders of the

Company’s shares of common stock) where it relates to the shares of common stock the subject of the CEO Option and restrictions in relation to the amendment or modification of the terms of the CEO Options (unless such amendment or modification is made to comply with the ASX Listing Rules or unless otherwise permitted by the ASX Listing Rule or by a waiver granted by the ASX).

i)

Adjustment of shares of common stock: If the number of the Company’s outstanding shares of common stock is changed or the value of the Company’s shares of common stock are otherwise affected by the occurrence of certain specified corporate actions, then the maximum number and class of shares of common stock or type of security reserved for issuance and the exercise price and number and class of shares of common stock or type of security subject to the CEO Options grant will, subject to any required action by the Board of Directors or the Company’s stockholders and subject to compliance with, and to the extent permitted by, all “Applicable Laws” (as defined in the Option Agreement), be proportionately adjusted or adjusted in such manner as the Company’s Compensation Committee determines to be equitably required, provided that fractions of a share of common stock will not be issued. In this respect, where the ASX Listing Rules apply, the Compensation Committee will make such adjustments as are necessary and in accordance with the ASX Listing Rules to the number, class or type of shares of common stock or securities that are subject to the CEO Options grant or the exercise price and such other adjustments as are appropriate in the discretion of the Compensation Committee and in accordance with the ASX Listing Rules. Such adjustments may provide for the elimination of fractional shares that may otherwise be subject to the option grant without any payment therefore.

j)

Minimum number of shares of common stock: The CEO Options granted to Mr. Corbett under the Option Agreement may be exercised on multiple occasions during the option term, however the Company may impose a minimum number of shares of common stock in respect of which the CEO Options may be exercised at any one time.

k)

Change in control: In the event that the Company is subject to a change of control (as that term is defined in the Option Agreement), any unvested portion of the relevant CEO Options outstanding as of immediately prior to the change in control will vest in full as of the change in control.

Certain US Federal Income Tax Consequences

The following is a brief summary of certain of the US federal income tax consequences of certain transactions under the Option Agreement based on US federal income tax laws in effect. This summary, which is presented for the information of stockholders considering how to vote on this Proposal and not for the award grantee, is not intended to be complete and does not describe federal taxes other than income taxes, such as Medicare and Social Security taxes, state taxes, local taxes, or foreign taxes.

There are generally no US income tax consequences for the Company or the option holder upon the grant of a non-statutory stock option. In general, when a non-statutory stock option is exercised, the recipient will recognize ordinary income equal to the excess of the fair market value of the shares of common stock for which the option is exercised on the date of exercise over the aggregate exercise price. Upon the sale of shares of common stock acquired from exercising an option, the recipient will realize a capital gain (or loss) equal to the difference between the proceeds received and the fair market value of the shares of common stock on the date of exercise. The capital gain (or loss) will be a long-term capital gain (or loss) if the participant held the shares of common stock for more than a year after the exercise of the option, or otherwise a short-term capital gain (or loss).

To the extent that an award recipient recognizes ordinary income in the circumstances described above, the Company or the subsidiary for which they perform services will be entitled to a corresponding deduction provided that, among other things, the income meets the test of reasonableness, is an ordinary and necessary business expense, is not an “excess parachute payment” within the meaning of Section 280G of the Code and is not disallowed by the US$1 million limitation on certain executive compensation under Section 162(m) of the Code.

Information required under ASX Listing Rules 10.11 and 10.13

For the purposes of ASX Listing Rules 10.11 and 10.13, the following information is provided:

•	(ASX Listing Rule 10.13.1): The CEO Options are proposed to be granted to Mr. James Corbett, the Company’s President and CEO.

•	(ASX Listing Rule 10.13.2): Mr. Corbett is a director of the Company and therefore falls into the category under ASX Listing Rule 10.11.1.

•	(ASX Listing Rule 10.13.3): The number and class of securities to be issued to Mr. Corbett is set out above.

•

(ASX Listing Rule 10.13.4): The securities proposed to be granted are options to acquire fully paid shares of common stock (which Mr. Corbett may elect to receive as CDIs (where five CDIs are equal to one share of common stock), except in the case of a cashless exercise of an option). The material terms of the CEO Options are set out above.

•

(ASX Listing Rule 10.13.5): If approved under this Proposal, the CEO Options will be issued on the date of the Annual Meeting or shortly thereafter (and no later than one month after the date of the Annual Meeting), with a deemed grant date of the Appointment Date.

•

(ASX Listing Rule 10.13.6): The Company will receive no form of consideration for the grant of the CEO Options, other than the continued provision of employment and director services by Mr. Corbett. Once vested, Mr. Corbett will be required to pay the exercise price for the number of shares of common stock of the Company (which may be represented as CDIs) the subject of the CEO Options being exercised. The exercise price payable for each share of common stock to be issued upon exercise of each CEO Option will be US$5.64, being the closing price of the Company’s shares of common stock on NASDAQ on the date on which the CEO Options will be deemed to have been granted (being the Appointment Date). If Mr. Corbett elects to receive CDIs instead of shares of common stock, the total exercise price will remain the same however Mr. Corbett will receive five CDIs for each share of common stock that Mr. Corbett would have otherwise received.

•	(ASX Listing Rule 10.13.7): The purpose of the issue of the CEO Options is set out above.

•	(ASX Listing Rule 10.13.8): Details of Mr. Corbett’s current total remuneration package (in US dollars) is set out below.

Base Salary: Mr. Corbett shall be paid an annualized base salary of US$600,000 in periodic installments, in accordance with the Company’s customary payroll practices, subject to annual review by the Compensation Committee of the Board of Directors.

Annual Bonus: For each completed fiscal year, Mr. Corbett shall be eligible to receive an annual bonus. As of September 28, 2022, Mr. Corbett’s target bonus opportunity shall be equal to 60% of base salary, based on the achievement of Mr. Corbett’s and the Company’s performance goals established by the Board of Directors; provided, that, depending on the results, Mr. Corbett’s annual bonus may be lower or higher than the target amount with a minimum bonus opportunity of 0% of base salary and a maximum bonus opportunity of 200% of base salary, as determined by the Board of Directors.

•	(ASX Listing Rule 10.13.9): The CEO Options are proposed to be issued in accordance with the terms and conditions of the Option Agreement. The material terms of the Option Agreement are set out above.

Recommendation

The Board (other than Mr. James Corbett, who abstains given his personal interest in Proposal No. 8) recommends that stockholders vote “FOR” Proposal No. 8.

Vote Required

Approval of this Proposal No. 8 requires a number of “FOR” votes that is a majority of the votes cast by the Company’s stockholders present in person or represented by proxy at the Annual Meeting and entitled to vote on Proposal No. 8.

Voting Exclusion Statement

The Company will disregard any votes cast in favor of Proposal No. 8 by on or behalf of Mr. Corbett and any other person who will obtain a material benefit as a result of the issue of the securities under Proposal No. 8 (except a benefit solely by reason of being a holder of the Company’s shares of common stock (or CDI(s)) or their associates, however, the Company need not disregard a vote cast in favor of Proposal No. 8 by:

•	a person as proxy or attorney for a person who is entitled to vote on Proposal No. 8, in accordance with directions given to the proxy or attorney to vote on Proposal No. 8 in that way; or

•

the chair of the annual meeting as proxy or attorney for a person who is entitled to vote on Proposal No. 8, in accordance with a direction given to the chair to vote on Proposal No. 8 as the chair decides; or

•	a holder acting solely in a nominee, trustee, custodial or other fiduciary capacity on behalf of a beneficiary provided the following conditions are met:

•	the beneficiary provides written confirmation to the holder that the beneficiary is not excluded from voting, and is not an associate of a person excluded from voting, on Proposal No. 8; and

•	the holder votes on Proposal No.8 in accordance with directions given by the beneficiary to the holder to vote in that way.

Proposal No. 9

SAY ON PAY

ADVISORY VOTE TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS AS DISCLOSED IN THIS PROXY STATEMENT UNDER “EXECUTIVE COMPENSATION”

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) provides stockholders with the opportunity to vote, on an advisory basis, to approve the Company’s compensation policies. The Board of Directors believes that the Company’s compensation policies and procedures are aligned with the long-term interests of stockholders. As described in detail under the Executive Compensation discussion section in the Annual Report on Form 10-KT, which was filed with the SEC and ASX on February 28, 2022 (United States) / March 1, 2022 (Australia) (the “10-KT”) and provided in this Proxy Statement, we believe that our compensation program is designed to support our long-term business strategies and creation of stockholder value by emphasizing long-term alignment with our stockholders and pay-for-performance. You are encouraged to read the Executive Compensation discussion contained herein for additional details on our executive compensation, including our philosophy and objectives and the 2021 compensation of our named executive officers. This non-binding advisory “say-on-pay” vote gives you as a stockholder the opportunity to endorse our executive compensation program through the following resolution:

“RESOLVED, that the compensation paid to the Company’s named executive officers as disclosed pursuant to Item 402 of Regulation S-K, including the Executive Compensation discussion, compensation tables and narrative discussion contained in our Annual Report on Form 10-KT and this Proxy Statement is hereby APPROVED.”

As an advisory vote, this Proposal is non-binding. However, the Board of Directors and the Compensation Committee value the opinions of stockholders and will consider the outcome of the vote when making future compensation decisions for the named executive officers.

Our Board of Directors recommends a vote “FOR” the advisory approval of the compensation of our named executive officers as disclosed in our Annual Report on Form 10-KT and herein under the heading “Executive Compensation.”

Vote Required

Non-binding, advisory approval of the advisory proposal on the compensation of our named executive officers as disclosed in the “Executive Compensation” discussion section in the Annual Report on the Form 10-KT and in this Proxy Statement requires the affirmative vote of a majority of the votes cast by the Company’s stockholders present in person or represented by proxy at the Annual Meeting and entitled to vote thereon. Abstentions will have the same effect as votes “AGAINST” this Proposal, whereas “broker non-votes” will not be counted for the purposes of determining whether this advisory proposal has been approved.

The Board recommends a vote “FOR” the approval on an advisory basis of the compensation of our Named Executive Officers.

OTHER MATTERS

The Board of Directors does not know of any matters other than those mentioned above to be presented at the meeting. However, if other matters properly come before the meeting, the individual named in the accompanying proxy shall vote on such matters in accordance with his or her best judgment.

ANNUAL REPORT

Our annual report to stockholders concerning our operations during the transition period ended December 31, 2022, including audited financial statements, is available at the Company’s website at www.avitamedical.com and is also available at the SEC’s website at www.sec.gov. The annual report is not incorporated in the proxy statement and is not to be considered a part of the soliciting material.

UPON WRITTEN REQUEST, WE WILL PROVIDE, WITHOUT CHARGE, A COPY OF OUR ANNUAL REPORT ON FORM 10-KT FOR THE PERIOD FROM JULY 1, 2021 to DECEMBER 31, 2021 TO EACH STOCKHOLDER OF RECORD, TO EACH HOLDER OF CDIS OR TO EACH STOCKHOLDER WHO OWNED OUR COMMON STOCK LISTED IN THE NAME OF A BANK OR BROKER, AS NOMINEE, AT THE CLOSE OF BUSINESS ON OCTOBER 19, 2022, AT 5:00 PM (PACIFIC DAYLIGHT TIME) (BEING OCTOBER 20, 2022, AT 11:00 AM AEDT). ANY REQUEST BY A STOCKHOLDER OR CDI HOLDER FOR OUR ANNUAL REPORT ON FORM 10-KT SHOULD BE SENT TO INVESTOR RELATIONS AT AVITA MEDICAL, INC., 28159 AVENUE STANFORD, SUITE 220, VALENCIA, CALIFORNIA 91355.

REQUIREMENTS FOR STOCKHOLDER PROPOSALS TO BE BROUGHT BEFORE THE 2023 ANNUAL MEETING OF STOCKHOLDERS

Stockholders’ proposals intended to be presented at next year’s Annual Meeting of Stockholders must be submitted in writing to General Counsel at AVITA Medical, Inc., 28159 Avenue Stanford, Suite 220, Valencia, California 91355 no later than June 26, 2023 (or a reasonable time before the Company begins to send its proxy materials) for inclusion in the Company’s proxy statement and form of proxy for that meeting, in addition to satisfying the foregoing requirements under the Bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than October 12, 2023 (or a reasonable time before the Company begins to send its proxy materials). In addition, all proposals will need to comply with Rule 14a-8 of the Exchange Act, which lists the requirements for the inclusion of stockholder proposals in Company-sponsored proxy materials.

The proxy solicited by the Company for the 2023 Annual Meeting of Stockholders will confer discretionary authority on the Company’s proxies to vote on any proposal presented by a stockholder at that meeting for which the Company has not been provided with notice on or prior to June 26, 2023 (or a reasonable time before the Company begins to send its proxy materials).

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

SEC rules require us to disclose any transaction or currently proposed transaction in which the Company is a participant and in which any related person has or will have a direct or indirect material interest involving the lesser of $120,000 or 1% of the average of the Company’s total assets as of the end of the last two completed fiscal years. A related person is any executive officer, director, nominee for director, or holder of 5% or more of the Company’s Common Stock, or an immediate family member of any of those persons. Since July 1, 2020, the Company has not participated in any such related party transaction.

DELINQUENT SECTION 16(a) REPORTS

Section 16(a) of the Securities Exchange Act requires the Company’s directors and certain of its executive officers and persons who beneficially own more than 10% of the Company’s common shares to file reports of and changes in ownership with the SEC. Based solely on the Company’s review of copies of SEC filings it has received or filed, the Company believes that each of its directors, executive officers, and beneficial owners of more than 10% of the shares satisfied the Section 16(a) filing requirements during transition period ended December 31, 2021.

WHERE YOU CAN FIND MORE INFORMATION

We file annual, quarterly, and special reports, proxy statements and other information with the SEC. Stockholders may read and copy any reports, statements, or other information that we file at the SEC’s public reference room in Washington, D.C. Please call the SEC at 1-800-SEC-0330 for further information about the public reference room. Our public filings are also available from commercial document retrieval services and at the SEC’s website located at http://www.sec.gov.

Copies of announcements made by the Company to the ASX are available on ASX’s website (www.asx.com.au).

STOCKHOLDERS AND CDI HOLDERS SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR INCORPORATED BY REFERENCE IN THIS PROXY STATEMENT TO VOTE THEIR SHARES (INCLUDING SHARES REPRESENTED BY CDIS) AT THE ANNUAL MEETING. NO ONE HAS BEEN AUTHORIZED TO PROVIDE ANY INFORMATION THAT IS DIFFERENT FROM WHAT IS CONTAINED IN THIS PROXY STATEMENT. THIS PROXY STATEMENT IS DATED [INSERT DATE]

STOCKHOLDERS AND CDI HOLDERS SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS PROXY STATEMENT IS ACCURATE AS OF ANY DATE OTHER THAN THAT DATE.

By Order of the Board of Directors,

/s/ Donna Shiroma
Donna Shiroma
General Counsel and Secretary

ANNEX A

Amendment to Certificate of Incorporation

Section 1.5. Quorum. Except as otherwise provided by law, the Certificate of Incorporation or these bylaws, at each meeting of stockholders the presence in person or by proxy of the holders of not less than one third (33 1/3)% in voting power of the outstanding shares of stock entitled to vote at the meeting shall be necessary and sufficient to constitute a quorum. In the absence of a quorum, then either (i) the chairperson of the meeting or (ii) a majority in voting power of the stockholders so present (in person or by proxy) and entitled to vote may adjourn the meeting from time to time in the manner provided in Section 1.4 of these bylaws until a quorum shall attend. Shares of its own stock belonging to the Corporation or to another corporation, if a majority of the shares entitled to vote in the election of directors of such other corporation is held, directly or indirectly, by the Corporation, shall neither be entitled to vote nor be counted for quorum purposes; provided, however, that the foregoing shall not limit the right of the Corporation or any subsidiary of the Corporation to vote stock, including but not limited to its own stock, held by it in a fiduciary capacity.

ANNEX B

Amendment to Amended and Restated Bylaws

ARTICLE VIII

Quorum Requirement

SECTION 8.01. Quorum. The holders representing one-third, or 33 1/3%, of the combined voting power of the capital stock issued and outstanding and entitled to vote at a meeting, present in person or represented by proxy, shall constitute a quorum.

ENDORSEMENT_LINE SACKPACK MR A SAMPLE
DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6
C123456789
000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext
Your vote matters – here’s how to vote!
You may vote online instead of mailing this card.
Online
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Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.
2022 Annual Meeting Proxy Card
IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.
A Proposals — The Board of Directors recommend a vote FOR Proposals 1 – 9.
1. To elect five directors to serve for a one-year term or until their respective successors have been duly elected and qualified;
1234 5478 9012 345
For Withhold
01 - Louis Panaccio 02 - James Corbett
04 - Suzanne Crowe 05 - Jan Stern Reed
For Against Abstain
2. To ratify the appointment of Grant Thornton LLP as the Company’s independent public accountants for the fiscal year ending December 31, 2022;
4. To approve the grant of restricted stock units to acquire shares of common stock of the Company (which may be represented by CDIs) equal in value to US$87,500 (at the time of the grant) and the grant of options to acquire shares of common stock of the Company (which may be represented by CDIs) equal in value to US$37,500 (at the time of the grant) to Mr. Louis Panaccio on the terms and conditions set out in this Proxy Statement, pursuant to and for the purposes of ASX Listing Rule 10.11;
6. To approve the grant of restricted stock units to acquire shares of common stock of the Company (which may be represented by CDIs) equal in value to US$87,500 (at the time of the grant) and the grant of options to acquire shares of common stock of the Company (which may be represented by CDIs) equal in value to US$37,500 (at the time of the grant) to Mr. Jeremy Curnock Cook on the terms and conditions set out in this Proxy Statement, pursuant to and for the purposes of ASX Listing Rule 10.11;
For Withhold For Withhold
03 - Jeremy Curnock Cook
3. To amend the Company’s Certificate of Incorporation and Amended and Restated Bylaws to reduce the quorum requirement for stockholder meetings;
5. To approve the grant of restricted stock units to acquire shares of common stock of the Company (which may be represented by CDIs) equal in value to US$87,500 (at the time of the grant) and the grant of options to acquire shares of common stock of the Company (which may be represented by CDIs) equal in value to US$37,500 (at the time of the grant) to Professor Suzanne Crowe on the terms and conditions set out in this Proxy Statement, pursuant to and for the purposes of ASX Listing Rule 10.11;
7. To approve the grant of restricted stock units to acquire shares of common stock of the Company (which may be represented by CDIs) equal in value to US$87,500 (at the time of the grant) and the grant of options to acquire shares of common stock of the Company (which may be represented by CDIs) equal in value to US$37,500 (at the time of the grant) to Ms. Jan Stern Reed on the terms and conditions set out in this Proxy Statement, pursuant to and for the purposes of ASX Listing Rule 10.11;
For Against Abstain
C 1234567890 J N T MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND
MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND 1 U P X 5 4 6 8 8 5 MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND
03NZ0L

Proxy — Avita Medical, Inc.
Notice of 2022 Annual Meeting of Shareholders
Proxy Solicited by Board of Directors for Annual Meeting — December 12, 2022
Louis Panaccio, Chairman of the Board, and Donna Shiroma, General Counsel, or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess, at the Annual Meeting of Shareholders of Avita Medical, Inc. to be held at 5:00 p.m. EST on December 12, 2022 via the internet or at any postponement or adjournment thereof.
Shares represented by this proxy will be voted by the shareholder. If no such directions are indicated, the Proxies will have authority to vote FOR items 1 – 9.
In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.
(Additional items to be voted appear on reverse side)
The 2022 Annual Meeting of Shareholders of Avita Medical, Inc. will be held on
December 12, 2022 5:00pm, Eastern Standard Time virtually via the internet at https://meetnow.global/MRZS45W.
To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form.
Important notice regarding the Internet availability of proxy materials for the Annual Meeting of Shareholders. The material is available at: http://www.edocumentview.com/RCEL
Small steps make an impact.
Help the environment by consenting to receive electronic delivery, sign up at www.investorvote.com/RCEL
IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.
8. To approve the grant of options to acquire shares of common stock of the Company (which may be represented by CDIs) equal in value to US$1,000,000 (at the time of the grant) to Mr. James Corbett on the terms and conditions set out in this Proxy Statement, pursuant to and for the purposes of ASX Listing Rule 10.11;
10. To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.
For Against Abstain
9. Advisory vote to approve the compensation of the Company’s named executive officers; and
For Against Abstain
B Non-Voting Items
Change of Address — Please print new address below. Comments — Please print your comments below.
C Authorized Signatures — This section must be completed for your vote to count. Please date and sign below.
Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.
Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box.

medical avita
Avita Medical, Inc ARBN 641 288 155
AVH
MR SAM SAMPLE FLAT 123 123 SAMPLE STREET THE SAMPLE HILL SAMPLE ESTATE SAMPLEVILLE VIC 3030
Need assistance?
Phone:
1300 850 505 (within Australia)
+61 3 9415 4000 (outside Australia)
Online: www.investorcentre.com/contact
YOUR VOTE IS IMPORTANT
For your vote to be effective it must be received by 9:00am (AEDT) Wednesday, 7 December 2022.
CDI Voting Instruction Form
How to Vote on Items of Business
Five (5) CHESS Depositary Interests (CDIs) are equivalent to one (1) share of AVITA Medical, Inc. (“Company”) Common Stock, so that every 5 (five) CDIs registered in your name at xx.xxam on day, xx month 2022 (AEDT) entitles you to one vote.
You can vote by completing, signing and returning your CDI Voting Instruction Form. This form gives your voting instructions to CHESS Depositary Nominees Pty Ltd (“CDN”), which will vote the underlying shares on your behalf. You need to return the form no later than the time and date shown above to give CHESS Depositary Nominees Pty Ltd enough time to tabulate all CHESS Depositary Interest votes and to vote on the underlying shares.
INSTRUCTING CDN TO DIRECT YOUR VOTE
To instruct CDN to vote the Common Stock underlying your CDIs, you may do so by placing a cross in the box at Step 1, Box A on the following page and then placing a mark in one of the boxes opposite each Resolution. The Common Stock underlying your CDIs will be voted in accordance with such a direction. If you mark more than one box on a Resolution, your vote on that Resolution will be invalid.
If you sign and return the CDI Voting Instruction Form and cross the box to instruct CDN to vote at Step 1, Box A, but do not indicate next to a Resolution how your votes are to be directed, the Common Stock represented by your CDIs will not be voted on that Resolution.
If a CDI Voting Instruction Form has been returned validly signed and with a completed direction as to how the votes are to be cast, but without an indication as to whether CDN or another proxy is appointed, CDN will be deemed to have received an instruction to direct its appointed proxy to cast the votes accordingly.
INSTRUCTING CDN TO NOMINATE A PROXY
If you wish to appoint yourself as CDN’s proxy to attend the Annual Meeting in person, or to appoint the Chair of the Annual Meeting or another person as CDN’s proxy, you need to fill in the name of the person who is to be appointed as proxy in the box at Step 1, Box B or mark next to the box to appoint the Chair.
SIGNING INSTRUCTIONS FOR POSTAL FORMS
Individual: Where the holding is in one name, the securityholder must sign.
Joint Holding: Where the holding is in more than one name, all of the securityholders should sign.
Power of Attorney: If you have not already lodged the Power of Attorney with the Australian registry, please attach a certified photocopy of the Power of Attorney to this form when you return it.
Companies: Only duly authorised officer/s can sign on behalf of a company. Please sign in the boxes provided, which state the office held by the signatory, ie Sole Director, Sole Company Secretary or Director and Company Secretary. Delete titles as applicable.
Lodge your Form: XX
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Lodge your vote online at www.investorvote.com.au using your secure access information or use your mobile device to scan the personalised QR code.
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Control Number: 999999 SRN/HIN: I9999999999 PIN: 99999
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PLEASE NOTE: For security reasons it is important that you keep your SRN/HIN confidential. You may elect to receive meeting-related documents, or request a particular one, in electronic or physical form and may elect not to receive annual reports. To do so, contact Computershare.
Samples/000001/000001

MR SAM SAMPLE FLAT 123 123 SAMPLE STREET THE SAMPLE HILL SAMPLE ESTATE SAMPLEVILLE VIC 3030
Change of address. If incorrect, mark this box and make the correction in the space to the left. Securityholders sponsored by a broker (reference number commences with ‘X’) should advise your broker of any changes.
I 9999999999 IND
CDI Voting Instruction Form Please mark to indicate your directions
STEP 1 CHESS Depositary Nominees will vote as directed XX
Voting Instructions to CHESS Depositary Nominees Pty Ltd
Please mark box A OR B
A vote on my/our behalf with respect to the Resolutions below in the manner instructed in Step 2 below.
B OR appoint the Chair of the Meeting OR
to attend, speak and vote the shares underlying my/our holding at the Annual Meeting of AVITA Medical, Inc. (“the Company”) to be held on Tuesday, December 13, 2022 at 9:00am AEDT (Monday, December 12, 2022 at 2:00pm PST), virtually via the internet at https://meetnow.global/MRZS45W or at any postponement or adjournment thereof.
STEP 2 Items of Business
PLEASE NOTE: If you mark the Abstain box for an item, you are directing CHESS Depositary Nominees Pty Ltd or their appointed proxy not to vote on your behalf on that item and your votes will not be counted in computing the required majority for that item, except as described in the relevant section of the Proxy Statement.
1. To elect five directors to serve for a one-year term or until their respective successors have been duly elected and qualified;
01 Lou Panaccio, Chairman of the Board of Directors
03 Jeremy Curnock Cook, Director
05 Jan Stern Reed, Director
For Abstain
02 James Corbett, Director
04 Professor Suzanne Crowe, Director
For Abstain
2. To ratify the appointment of Grant Thornton LLP as the Company’s independent public accountants for the fiscal year ending December 31, 2022;
3. To amend the Company’s Certificate of Incorporation and Amended and Restated Bylaws to reduce the quorum requirement for stockholder meetings;
6. To approve the grant of restricted stock units to acquire shares of common stock of the Company (which may be represented by CDIs) equal in value to US$87,500 (at the time of the grant) and the grant of options to acquire shares of common stock of the Company (which may be represented by CDIs) equal in value to US$37,500 (at the time of the grant) to Mr. Louis Panaccio on the terms and conditions set out in this Proxy Statement, pursuant to and for the purposes of ASX Listing Rule 10.11;
7. To approve the grant of restricted stock units to acquire shares of common stock of the Company (which may be represented by CDIs) equal in value to US$87,500 (at the time of the grant) and the grant of options to acquire shares of common stock of the Company (which may be represented by CDIs) equal in value to US$37,500 (at the time of the grant) to Professor Suzanne Crowe on the terms and conditions set out in this Proxy Statement, pursuant to and for the purposes of ASX Listing Rule 10.11;
For Against Abstain For Against Abstain For Against Abstain For Against Abstain
8. To approve the grant of restricted stock units to acquire shares of common stock of the Company (which may be represented by CDIs) equal in value to US$87,500 (at the time of the grant) and the grant of options to acquire shares of common stock of the Company (which may be represented by CDIs) equal in value to US$37,500 (at the time of the grant) to Mr. Jeremy Curnock Cook on the terms and conditions set out in this Proxy Statement, pursuant to and for the purposes of ASX Listing Rule 10.11;
5. To approve the grant of restricted stock units to acquire shares of common stock of the Company (which may be represented by CDIs) equal in value to US$87,500 (at the time of the grant) and the grant of options to acquire shares of common stock of the Company (which may be represented by CDIs) equal in value to US$37,500 (at the time of the grant) to Ms. Jan Stern Reed on the terms and conditions set out in this Proxy Statement, pursuant to and for the purposes of ASX Listing Rule 10.11;
9. To approve the grant of options to acquire shares of common stock of the Company (which may be represented by CDIs) equal in value to US$1,000,000 (at the time of the grant) to Mr. James Corbett on the terms and conditions set out in this Proxy Statement, pursuant to and for the purposes of ASX Listing Rule 10.11;
Advisory vote to approve the compensation of the Company’s named executive officers;
For Against Abstain For Against Abstain For Against Abstain For Against Abstain
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